UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05446

Intermediate Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Brian C. Janssen

Intermediate Bond Fund of America

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Intermediate Bond Fund of America® Annual report for the year ended August 31, 2019

Invest for income
and stability

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

Intermediate Bond Fund of America seeks to provide current income consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2019 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 2.50% maximum sales charge	3.02%	1.17%	1.76%

For other share class results, visit capitalgroup.com and capitalgroupretirement.com.

The total annual fund operating expense ratio is 0.64% for Class A shares as of the prospectus dated November 1, 2019 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2019, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.27%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.80%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Summary investment portfolio

9	Financial statements

35	Board of trustees and other officers

Fellow investors:

Bond yields fell sharply across most maturities as Federal Reserve policy pivoted from raising rates to cutting rates during Intermediate Bond Fund of America’s fiscal year. For the 12 months ended August 31, 2019, the fund returned 5.60%.

By comparison, the Bloomberg Barclays U.S. Government/Credit 1–7 Years ex BBB Index, a broad measure of the market in which the fund invests, gained 6.75%. The Lipper Short-Intermediate Investment Grade Debt Funds Average returned 5.38%. This peer group measure includes some funds that, unlike this fund, hold below-investment-grade bonds (rated BB/Ba and below), which performed better than most higher grade sectors. Results for other time periods are shown in the table below.

Investors who reinvested monthly dividends totaling about 25 cents a share earned an income return of 1.90%. For those who took their dividends in cash, the figure was 1.89%. The fund’s share price rose to $13.62 from $13.14.

Bond market overview

Falling bond yields helped fixed income to achieve positive returns across most sectors during the fund’s fiscal year. After signaling in early 2019 that it was finished hiking rates, the Fed proceeded to cut the policy rate by 25 basis points in July. Markets anticipate central banks around the world will loosen policy as growth weakens, in an effort to calm volatility and extend the economic expansion. The five-year Treasury yield declined by nearly half, falling from 2.74% to 1.39%. Receding yields helped Treasuries, as a full sector, to gain more than 10%.

However, they were outpaced by the investment-grade corporate bond sector, which returned more than 13%. Option-adjusted investment-grade corporate spreads — which measure the compensation investors demand for associated credit risk — widened slightly, by 6 basis points to 120 basis points. The sector’s issuance declined modestly, by about 7% at the end of August year-to-date, compared to the same period in 2018.

Results at a glance

For periods ended August 31, 2019, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Intermediate Bond Fund of America (Class A shares)	3.69%	5.60%	1.75%	1.65%	2.12%	4.53%
Bloomberg Barclays U.S. Government/Credit 1–7 Years ex BBB Index[2]	4.61	6.75	2.12	2.16	2.41	5.20
Lipper Short-Intermediate Investment Grade Debt Funds Average[3]	3.68	5.38	2.09	1.86	2.79	5.16

[1]	Since February 19, 1988.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: Bloomberg Index Services Ltd.
[3]	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Thomson Reuters Lipper.

Intermediate Bond Fund of America	1

Easier Fed policy comes despite the U.S. unemployment rate remaining extremely low, at or below 4% over the 12-month period. However, mixed economic indicators and equity market volatility driven mostly by trade tensions and sluggish global growth, provided the basis for the Fed’s shift. Inflation has also been modest, with the Consumer Price Index only creeping up to reach 2% in one month since December. Treasury Inflation-Protected Securities (TIPS) underperformed Treasuries, but benefited from falling rates, returning 7% over the fiscal year.

Inside the portfolio

The fund continued to invest in high-quality fixed income, consisting predominately of U.S. Treasuries, investment-grade corporate bonds and mortgage-backed securities. Within this strategy the fund’s duration, the measure of its exposure to interest rate risk, was mainly driven by the managers’ view of how yields for different maturity profiles across the Treasury curve would move over the period.

Managers anticipated that the curve would steepen, meaning that the relative yield between longer and shorter maturity Treasuries would increase. Instead, the curve flattened as long-term yields fell more sharply than shorter term yields. At the end of the period, two-year and 10-year Treasuries were both yielding 1.50%. This curve positioning had a negative impact on results.

To manage duration and curve positioning, the fund used both cash bonds and derivatives, such as interest rate swaps and futures. These derivatives were used primarily as a price-efficient way to shift interest rate exposure away from longer maturities and toward intermediate maturities. Credit default swaps were also used to manage credit risk.

The fund’s TIPS allocation had a negative impact on relative results. Managers continue to see value in these bonds so maintain an allocation, anticipating that inflation may rise as monetary easing ramps up. They increased holdings in mortgage-backed securities, seeing more attractive valuations in the sector. This and their out-of-index investment in asset-backed securities enhanced relative results. The results also benefited from investment-grade corporate bond holdings, relative to the index.

Looking ahead

Despite notable spots of volatility over the period, managers’ economic outlook remains somewhat unchanged from a year ago. Although the weakening global growth trend has become clearer, indicators remain mixed in helping to predict precisely when the next U.S. recession will hit.

The global economic picture is being driven in large part by tepid growth in China. This is likely to also cause weakness in other regions like Europe and other parts of Asia. Both trade tensions and some structural imbalances could keep China’s expansion prospects modest over the medium term.

Conversely, the Fed’s policy shift should help to sustain U.S. growth over the near term. Managers expect the central bank’s easing to continue, with the policy rate cuts occurring at least into next year. The U.S. economy’s biggest known risks remain trade-related volatility and contagion from a global slowdown. While these factors may stand in the way of the U.S. returning to very strong growth in the near term, managers believe its prospects look relatively good compared to many economies abroad.

In terms of portfolio implications, this translates to maintaining positioning for the Treasury curve to steepen. Particularly after the curve has flattened, a steeper curve as the U.S. nears the end of its economic cycle looks even more likely. With so much uncertainty, managers also remain cautious on credit, but are willing to buy select high-quality corporate bonds that offer strong relative value and could hold up well amid volatility.

As the global economic picture dims, episodes of volatility are likely to continue — even before outright recession takes hold. In such an environment we strive to make Intermediate Bond Fund of America the sort of fund that provides stability in challenging market environments and helps our investors’ portfolios maintain resilience.

Thank you for your continued support, and we look forward to reporting to you again in six months.

Sincerely,

Mark A. Brett
President

October 15, 2019

For current information about the fund, visit capitalgroup.com.

2	Intermediate Bond Fund of America

The value of a $10,000 investment

How a $10,000 investment has grown (for the period February 19, 1988, to August 31, 2019, with all distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000, and 3.75% from that date until October 31, 2006.
[3]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
[4]	Results of the Lipper Short-Intermediate Investment Grade Debt Funds Average do not reflect any sales charges. Lipper source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	For the period February 19, 1988, commencement of operations, through August 31, 1988.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2019)*

	1 year	5 years	10 years

Class A shares	2.93%	1.13%	1.86%

*	Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Intermediate Bond Fund of America	3

Summary investment portfolio August 31, 2019

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	47.49%
AAA/Aaa	18.39
AA/Aa	7.97
A/A	13.66
BBB/Baa	6.63
Other	.17
Short-term securities & other assets less liabilities	5.69

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 94.30%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 47.49%
U.S. Treasury 44.57%
U.S. Treasury 1.50% 2020	$79,300	$79,100
U.S. Treasury 2.875% 2020	62,175	62,980
U.S. Treasury 1.125% 2021	93,876	93,155
U.S. Treasury 1.375% 2021	155,220	154,619
U.S. Treasury 1.75% 2021	150,000	150,876
U.S. Treasury 2.00% 2021	75,000	75,704
U.S. Treasury 1.75% 2022	327,000	329,887
U.S. Treasury 1.75% 2022	100,000	100,812
U.S. Treasury 1.875% 2022	400,000	404,420
U.S. Treasury 1.875% 2022	89,000	90,224
U.S. Treasury 1.875% 2022	70,000	70,658
U.S. Treasury 2.00% 2022	526,400	535,638
U.S. Treasury 1.50% 2023	72,620	72,824
U.S. Treasury 1.625% 2023	109,456	110,285
U.S. Treasury 2.375% 2023	115,000	118,629
U.S. Treasury 2.50% 2023	550,855	571,660
U.S. Treasury 2.625% 2023	246,711	256,772
U.S. Treasury 2.625% 2023	155,000	161,970
U.S. Treasury 2.625% 2023	105,000	110,314
U.S. Treasury 2.75% 2023	120,000	125,648
U.S. Treasury 2.75% 2023	100,000	105,024
U.S. Treasury 2.875% 2023	252,000	267,105
U.S. Treasury 2.875% 2023	160,900	170,343
U.S. Treasury 1.75% 2024	186,563	189,725
U.S. Treasury 2.125% 2024	426,625	441,459
U.S. Treasury 2.125% 2024	63,000	65,141
U.S. Treasury 2.125% 2024	60,000	62,153
U.S. Treasury 2.25% 2024	618,455	641,857
U.S. Treasury 2.375% 2024	263,000	274,093
U.S. Treasury 2.50% 2024	290,000	303,410

4	Intermediate Bond Fund of America

	Principal amount (000)	Value (000)
U.S. Treasury 2.50% 2024	$122,000	$128,043
U.S. Treasury 2.625% 2025	150,000	160,673
U.S. Treasury 2.75% 2025	175,000	188,160
U.S. Treasury 2.875% 2025	130,000	141,088
U.S. Treasury 1.875% 2026	420,000	431,647
U.S. Treasury 1.875% 2026	308,000	316,602
U.S. Treasury 2.125% 2026	80,000	83,459
U.S. Treasury 2.25% 2049	59,900	63,776
U.S. Treasury 2.875% 2049[1]	84,000	101,312
U.S. Treasury 1.13%–8.75% 2019–2029[1]	1,368,048	1,398,167
		9,209,412

U.S. Treasury inflation-protected securities 2.92%
U.S. Treasury Inflation-Protected Security 0.625% 2023[2]	166,229	168,794
U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	120,352	123,488
U.S. Treasury Inflation-Protected Security 0.75% 2042[1,2]	148,651	162,754
U.S. Treasury Inflation-Protected Securities 0.50%–2.13% 2028–2046[1,2]	131,956	147,840
		602,876

Total U.S. Treasury bonds & notes		9,812,288

Corporate bonds & notes 24.93%
Financials 7.83%
Toronto-Dominion Bank 2.65% 2024	59,875	61,484
Other securities		1,555,566
		1,617,050

Health care 3.34%
Other securities		690,519

Consumer discretionary 2.33%
Other securities		482,602

Utilities 2.31%
Other securities		477,560

Energy 2.31%
Other securities		476,743

Consumer staples 2.16%
Other securities		445,506

Industrials 2.10%
Other securities		434,161

Real estate 1.12%
Other securities		231,872

Other 1.43%
Other securities		295,356

Total corporate bonds & notes		5,151,369

Mortgage-backed obligations 11.87%
Federal agency mortgage-backed obligations 8.69%
Fannie Mae Pool #MA3463 4.00% 2033[3]	65,498	68,539
Fannie Mae 0%–11.00% 2022–2049[3,4]	418,986	433,607
Freddie Mac Pool #SB8002 3.00% 2034[3]	60,179	61,744
Freddie Mac 0%–5.40% 2023–2049[3,4]	166,823	174,327
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[3]	139,921	146,882
Government National Mortgage Assn. 4.50%–5.00% 2042–2049[3,5]	263,561	277,450
Uniform Mortgage-Backed Security 3.00% 2034[3,5]	123,511	126,662

Intermediate Bond Fund of America	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 4.50% 2049[3,5]	$80,186	$84,409
Uniform Mortgage-Backed Securities 2.50%–4.00% 2034–2049[3,5]	65,301	66,627
Other securities		354,454
		1,794,701

Collateralized mortgage-backed obligations (privately originated) 2.81%
Other securities		580,261

Commercial mortgage-backed securities 0.37%
Other securities		77,249

Total mortgage-backed obligations		2,452,211

Asset-backed obligations 5.96%
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[3,6]	62,225	64,258
Other securities		1,168,259
		1,232,517

Bonds & notes of governments & government agencies outside the U.S. 4.05%
Other securities		836,336

Total bonds, notes & other debt instruments (cost: $18,928,309,000)		19,484,721

Preferred securities 0.01%	Shares
Financials 0.01%
Other securities		2,730

Total preferred securities (cost: $3,985,000)		2,730

Short-term securities 6.11%
Money market investments 6.11%
Capital Group Central Cash Fund 2.16%[7]	12,614,911	1,261,365

Total short-term securities (cost: $1,261,393,000)		1,261,365
Total investment securities 100.42% (cost: $20,193,687,000)		20,748,816
Other assets less liabilities (0.42)%		(86,143)

Net assets 100.00%		$20,662,673

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes a security which was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security which was valued under fair value procedures was $7,899,000, which represented .04% of the net assets of the fund.

6	Intermediate Bond Fund of America

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [8]	Value at 8/31/2019 (000) [9]	Unrealized appreciation (depreciation) at 8/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	26,826	January 2020	$5,365,200	$5,797,560	$2,814
5 Year U.S. Treasury Note Futures	Long	38,129	January 2020	3,812,900	4,574,586	9,641
10 Year U.S. Treasury Note Futures	Long	1,292	December 2019	129,200	170,181	(149)
10 Year Ultra U.S. Treasury Note Futures	Short	7,030	December 2019	(703,000)	(1,015,396)	(2,402)
30 Year Ultra U.S. Treasury Bond Futures	Short	1,777	December 2019	(177,700)	(350,846)	(840)
						$9,064

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2019 (000)
3-month USD-LIBOR	2.806%	8/29/2020	$76,300	$(765)	$—	$(765)
2.3755%	U.S. EFFR	2/6/2021	456,000	6,467	—	6,467
2.37%	U.S. EFFR	3/8/2021	152,000	2,309	—	2,309
3-month USD-LIBOR	2.357%	3/28/2021	48,000	(557)	—	(557)
3-month USD-LIBOR	2.317%	3/29/2021	24,000	(264)	—	(264)
3-month USD-LIBOR	2.348%	4/1/2021	929,000	(10,695)	—	(10,695)
2.197%	U.S. EFFR	4/15/2021	624,000	8,706	—	8,706
3-month USD-LIBOR	2.474%	4/24/2021	212,000	(3,028)	—	(3,028)
1.7775%	3-month USD-LIBOR	6/21/2021	154,000	606	—	606
3-month USD-LIBOR	2.2255%	3/29/2022	22,000	(439)	—	(439)
3-month USD-LIBOR	2.362%	4/11/2022	19,000	(450)	—	(450)
3-month USD-LIBOR	2.8755%	7/3/2023	498,644	(28,335)	—	(28,335)
U.S. EFFR	2.508%	7/3/2023	660,645	(35,693)	—	(35,693)
2.21875%	U.S. EFFR	3/14/2024	190,000	9,764	—	9,764
3-month USD-LIBOR	2.32658%	5/2/2024	460,700	(20,748)	—	(20,748)
3-month USD-LIBOR	1.93%	6/12/2024	59,200	(1,652)	—	(1,652)
3-month USD-LIBOR	2.37625%	3/28/2029	25,000	(2,247)	—	(2,247)
3-month USD-LIBOR	1.9675%	6/21/2029	33,000	(1,767)	—	(1,767)
3-month USD-LIBOR	2.482%	7/3/2037	35,000	(5,429)	—	(5,429)
3-month USD-LIBOR	2.556%	11/3/2037	38,000	(6,424)	—	(6,424)
3-month USD-LIBOR	3.238%	8/8/2044	15,000	(5,415)	—	(5,415)
3-month USD-LIBOR	2.7045%	1/2/2045	41,000	(10,246)	—	(10,246)
3-month USD-LIBOR	2.454%	1/15/2045	24,000	(4,699)	—	(4,699)
3-month USD-LIBOR	2.58245%	11/5/2045	120,000	(27,496)	—	(27,496)
3-month USD-LIBOR	2.6485%	11/16/2045	13,050	(3,188)	—	(3,188)
3-month USD-LIBOR	2.52822%	11/23/2045	17,800	(3,874)	—	(3,874)
3-month USD-LIBOR	2.59125%	12/16/2045	36,000	(8,355)	—	(8,355)
U.S. EFFR	2.166%	10/23/2047	20,000	(4,157)	—	(4,157)
U.S. EFFR	2.172%	11/8/2047	50,000	(10,475)	—	(10,475)
U.S. EFFR	2.145%	11/9/2047	61,400	(12,468)	—	(12,468)
U.S. EFFR	2.155%	11/10/2047	34,550	(7,099)	—	(7,099)
U.S. EFFR	2.153%	11/10/2047	61,500	(12,606)	—	(12,606)
U.S. EFFR	2.17%	11/13/2047	62,550	(13,077)	—	(13,077)
U.S. EFFR	2.5635%	2/12/2048	105,651	(32,247)	—	(32,247)
2.98%	3-month USD-LIBOR	3/15/2048	6,500	2,214	—	2,214
2.9625%	3-month USD-LIBOR	3/15/2048	6,500	2,186	—	2,186
U.S. EFFR	2.4615%	3/15/2048	6,500	(1,829)	—	(1,829)
U.S. EFFR	2.485%	3/15/2048	6,500	(1,866)	—	(1,866)
2.917%	3-month USD-LIBOR	3/16/2048	13,000	4,231	—	4,231
U.S. EFFR	2.425%	3/16/2048	13,000	(3,543)	—	(3,543)
U.S. EFFR	2.42875%	4/18/2048	32,000	(8,775)	—	(8,775)
					$—	$(253,425)

Intermediate Bond Fund of America	7

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 8/31/2019 (000)	Upfront payments (000)	Unrealized depreciation at 8/31/2019 (000)
CDX.NA.IG.32	1.00%/Quarterly	6/20/2024	$ 825,000	$ (17,439)	$ (14,644)	$ (2,795)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $186,674,000, which represented .90% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $3,146,006,000, which represented 15.23% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 8/31/2019.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

8	Intermediate Bond Fund of America

Financial statements

Statement of assets and liabilities at August 31, 2019	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $20,193,687)		$20,748,816
Cash		80,355
Receivables for:
Sales of investments	$322,813
Sales of fund’s shares	26,164
Dividends and interest	113,483
Variation margin on futures contracts	6,255
Variation margin on swap contracts	1,370	470,085
		21,299,256
Liabilities:
Payables for:
Purchases of investments	609,945
Repurchases of fund’s shares	12,085
Dividends on fund’s shares	294
Investment advisory services	3,524
Services provided by related parties	2,918
Trustees’ deferred compensation	367
Variation margin on futures contracts	1,243
Variation margin on swap contracts	6,127
Other	80	636,583
Net assets at August 31, 2019		$20,662,673

Net assets consist of:
Capital paid in on shares of beneficial interest		$20,374,151
Total distributable earnings		288,522
Net assets at August 31, 2019		$20,662,673

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,516,630 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$7,945,287	583,151	$13.62
Class C	48,888	3,589	13.62
Class T	10	1	13.62
Class F-1	151,301	11,105	13.63
Class F-2	1,725,976	126,679	13.62
Class F-3	531,705	39,039	13.62
Class 529-A	450,300	33,050	13.62
Class 529-C	22,274	1,636	13.62
Class 529-E	16,728	1,228	13.62
Class 529-T	11	1	13.62
Class 529-F-1	105,520	7,745	13.62
Class R-1	4,977	365	13.62
Class R-2	96,001	7,049	13.62
Class R-2E	5,752	423	13.61
Class R-3	136,879	10,047	13.62
Class R-4	133,155	9,773	13.63
Class R-5E	4,064	298	13.62
Class R-5	34,391	2,524	13.63
Class R-6	9,249,454	678,927	13.62

See notes to financial statements.

Intermediate Bond Fund of America	9

Statement of operations for the year ended August 31, 2019	(dollars in thousands)

Investment income:
Income:
Interest	$463,447
Dividends	17,298	$480,745
Fees and expenses*:
Investment advisory services	38,861
Distribution services	24,570
Transfer agent services	12,238
Administrative services	6,258
Reports to shareholders	588
Registration statement and prospectus	1,394
Trustees’ compensation	149
Auditing and legal	45
Custodian	85
Other	466	84,654
Net investment income		396,091

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers	37,065
Futures contracts	189,125
Swap contracts	(11,195)	214,995
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	776,295
Futures contracts	5,801
Swap contracts	(308,740)	473,356
Net realized gain and unrealized appreciation		688,351

Net increase in net assets resulting from operations		$1,084,442

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended August 31,
	2019	2018
Operations:
Net investment income	$396,091	$290,880
Net realized gain (loss)	214,995	(244,937)
Net unrealized appreciation (depreciation)	473,356	(200,455)
Net increase (decrease) in net assets resulting from operations	1,084,442	(154,512)

Distributions paid or accrued to shareholders	(385,900)	(268,864)

Net capital share transactions	2,331,397	2,969,459

Total increase in net assets	3,029,939	2,546,083

Net assets:
Beginning of year	17,632,734	15,086,651
End of year	$20,662,673	$17,632,734

See notes to financial statements.

10	Intermediate Bond Fund of America

Notes to financial statements

1. Organization

Intermediate Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class C, T, 529-C and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Intermediate Bond Fund of America	11

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related

12	Intermediate Bond Fund of America

addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$9,812,288	$—	$9,812,288
Corporate bonds & notes	—	5,151,369	—	5,151,369
Mortgage-backed obligations	—	2,452,211	—	2,452,211
Asset-backed obligations	—	1,232,517	—	1,232,517
Bonds & notes of governments & government agencies outside the U.S.	—	836,336	—	836,336
Preferred securities	—	2,730	—	2,730
Short-term securities	1,261,365	—	—	1,261,365
Total	$1,261,365	$19,487,451	$—	$20,748,816

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$12,455	$—	$—	$12,455
Unrealized appreciation on interest rate swaps	—	36,483	—	36,483
Liabilities:
Unrealized depreciation on futures contracts	(3,391)	—	—	(3,391)
Unrealized depreciation on interest rate swaps	—	(289,908)	—	(289,908)
Unrealized depreciation on credit default swaps	—	(2,795)	—	(2,795)
Total	$9,064	$(256,220)	$—	$(247,156)

*	Futures contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

Intermediate Bond Fund of America	13

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid

14	Intermediate Bond Fund of America

holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future

Intermediate Bond Fund of America	15

date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $10,442,400,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $6,749,419,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as

16	Intermediate Bond Fund of America

defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $614,583,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, interest rate swaps and credit default swaps as of, or for the year ended, August 31, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$12,455	Unrealized depreciation*	$3,391
Swap	Interest	Unrealized appreciation*	36,483	Unrealized depreciation*	289,908
Swap	Credit	Unrealized appreciation*	—	Unrealized depreciation*	2,795
			$48,938		$296,094

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$189,125	Net unrealized appreciation on futures contracts	$5,801
Swap	Interest	Net realized loss on swap contracts	(2,132)	Net unrealized depreciation on swap contracts	(305,962)
Swap	Credit	Net realized loss on swap contracts	(9,063)	Net unrealized depreciation on swap contracts	(2,778)
			$177,930		$(302,939)

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, interest rate swaps, credit default swaps and future delivery contracts. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Intermediate Bond Fund of America	17

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2019, the fund reclassified $2,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $237,991,000.

As of August 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$53,188
Undistributed long-term capital gains	140,103
Gross unrealized appreciation on investments	601,081
Gross unrealized depreciation on investments	(301,207)
Net unrealized appreciation on investments	299,874
Cost of investments	20,216,430

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended August 31
Share class	2019		2018
Class A	$140,077		$108,141
Class C	569		430
Class T	—	*	—	*
Class F-1	2,646		2,355
Class F-2	30,281		16,006
Class F-3	10,573		7,155
Class 529-A	7,739		5,795
Class 529-C	232		193
Class 529-E	268		205
Class 529-T	—	*	—	*
Class 529-F-1	2,084		1,530
Class R-1	66		48
Class R-2	1,071		704
Class R-2E	59		40
Class R-3	2,063		1,579
Class R-4	2,343		1,858
Class R-5E	47		10
Class R-5	704		619
Class R-6	185,078		122,196
Total	$385,900		$268,864

*	Amount less than one thousand.

18	Intermediate Bond Fund of America

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.130% on such assets in excess of $15 billion. On March 4, 2019, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2019, decreasing the annual rate to 0.120% on daily net assets in excess of $21 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2019, the investment advisory services fee was $38,861,000, which was equivalent to an annualized rate of 0.206% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

Intermediate Bond Fund of America	19

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended August 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$20,625	$9,193		$1,017		Not applicable
Class C	510	63		24		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	361	237		68		Not applicable
Class F-2	Not applicable	1,375		650		Not applicable
Class F-3	Not applicable	39		221		Not applicable
Class 529-A	1,031	479		198		$281
Class 529-C	198	24		10		14
Class 529-E	81	6		8		11
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	113		47		66
Class R-1	61	8		3		Not applicable
Class R-2	711	329		44		Not applicable
Class R-2E	25	10		2		Not applicable
Class R-3	656	205		61		Not applicable
Class R-4	311	129		58		Not applicable
Class R-5E	Not applicable	4		1		Not applicable
Class R-5	Not applicable	18		15		Not applicable
Class R-6	Not applicable	6		3,831		Not applicable
Total class-specific expenses	$24,570	$12,238		$6,258		$372

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $149,000 in the fund’s statement of operations reflects $133,000 in current fees (either paid in cash or deferred) and a net increase of $16,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

20	Intermediate Bond Fund of America

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2019.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2019

Class A	$1,660,038	124,825	$138,400		10,369		$(1,445,212)	(108,923)	$353,226	26,271
Class C	16,154	1,215	563		42		(25,767)	(1,941)	(9,050)	(684)
Class T	—	—	—		—		—	—	—	—
Class F-1	35,499	2,664	2,578		194		(41,714)	(3,147)	(3,637)	(289)
Class F-2	959,795	72,320	29,668		2,220		(387,369)	(29,153)	602,094	45,387
Class F-3	186,217	13,988	10,316		773		(135,133)	(10,193)	61,400	4,568
Class 529-A	114,733	8,606	7,706		577		(104,833)	(7,875)	17,606	1,308
Class 529-C	11,108	833	230		18		(11,578)	(872)	(240)	(21)
Class 529-E	4,474	336	267		20		(4,822)	(362)	(81)	(6)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	26,714	2,011	2,075		155		(22,275)	(1,670)	6,514	496
Class R-1	1,598	121	65		5		(3,925)	(296)	(2,262)	(170)
Class R-2	26,274	1,976	1,061		79		(31,835)	(2,397)	(4,500)	(342)
Class R-2E	3,046	228	58		5		(1,302)	(99)	1,802	134
Class R-3	35,683	2,681	2,047		153		(36,307)	(2,733)	1,423	101
Class R-4	34,356	2,580	2,331		175		(31,930)	(2,406)	4,757	349
Class R-5E	3,208	239	46		3		(608)	(45)	2,646	197
Class R-5	9,749	732	700		52		(9,975)	(753)	474	31
Class R-6	1,756,038	131,801	185,069		13,861		(641,882)	(48,414)	1,299,225	97,248
Total net increase (decrease)	$4,884,684	367,156	$383,180		28,701		$(2,936,467)	(221,279)	$2,331,397	174,578

Year ended August 31, 2018

Class A	$1,627,339	122,763	$106,370		8,058		$(1,612,666)	(121,788)	$121,043	9,033
Class C	16,587	1,253	424		33		(33,106)	(2,502)	(16,095)	(1,216)
Class T	—	—	—		—		—	—	—	—
Class F-1	42,239	3,195	2,292		174		(77,917)	(5,897)	(33,386)	(2,528)
Class F-2	629,674	47,591	15,726		1,192		(309,604)	(23,437)	335,796	25,346
Class F-3	234,666	17,730	6,878		522		(106,976)	(8,087)	134,568	10,165
Class 529-A	141,704	10,680	5,760		436		(101,152)	(7,651)	46,312	3,465
Class 529-C	10,363	780	191		14		(49,481)	(3,720)	(38,927)	(2,926)
Class 529-E	3,898	294	203		16		(4,654)	(352)	(553)	(42)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	28,499	2,155	1,522		115		(22,041)	(1,669)	7,980	601
Class R-1	1,461	110	48		4		(1,524)	(115)	(15)	(1)
Class R-2	26,949	2,037	697		53		(33,415)	(2,523)	(5,769)	(433)
Class R-2E	1,442	108	40		3		(1,279)	(97)	203	14
Class R-3	37,722	2,847	1,561		118		(50,319)	(3,800)	(11,036)	(835)
Class R-4	41,928	3,164	1,843		139		(47,967)	(3,623)	(4,196)	(320)
Class R-5E	1,429	108	10		1		(115)	(9)	1,324	100
Class R-5	12,133	916	613		46		(16,520)	(1,250)	(3,774)	(288)
Class R-6	2,673,379	201,529	122,190		9,260		(359,585)	(27,235)	2,435,984	183,554
Total net increase (decrease)	$5,531,412	417,260	$266,368		20,184		$(2,828,321)	(213,755)	$2,969,459	223,689

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

Intermediate Bond Fund of America	21

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $22,188,555,000 and $21,278,093,000, respectively, during the year ended August 31, 2019.

22	Intermediate Bond Fund of America

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class A:
8/31/2019	$13.14	$.26	$.47	$.73	$(.25)	$—	$(.25)	$13.62	5.60%	$7,945		.63%		.63%		1.92%
8/31/2018	13.49	.21	(.37)	(.16)	(.19)	—	(.19)	13.14	(1.15)	7,317		.60		.60		1.61
8/31/2017	13.59	.16	(.04)	.12	(.14)	(.08)	(.22)	13.49	.93	7,391		.61		.61		1.17
8/31/2016	13.53	.15	.11	.26	(.17)	(.03)	(.20)	13.59	1.95	7,327		.61		.61		1.09
8/31/2015	13.56	.15	(.01)	.14	(.17)	—	(.17)	13.53	1.02	6,650		.61		.61		1.12
Class C:
8/31/2019	13.14	.15	.48	.63	(.15)	—	(.15)	13.62	4.81	49		1.38		1.38		1.16
8/31/2018	13.49	.11	(.37)	(.26)	(.09)	—	(.09)	13.14	(1.92)	56		1.39		1.39		.81
8/31/2017	13.59	.05	(.03)	.02	(.04)	(.08)	(.12)	13.49	.17	74		1.39		1.39		.38
8/31/2016	13.53	.05	.11	.16	(.07)	(.03)	(.10)	13.59	1.17	104		1.39		1.39		.30
8/31/2015	13.56	.04	(.01)	.03	(.06)	—	(.06)	13.53	.24	116		1.39		1.39		.32
Class T:
8/31/2019	13.14	.29	.47	.76	(.28)	—	(.28)	13.62	5.86 [4]	—	[5]	.37	[4]	.37	[4]	2.17	[4]
8/31/2018	13.49	.24	(.36)	(.12)	(.23)	—	(.23)	13.14	(.91)[4]	—	[5]	.37	[4]	.37	[4]	1.84	[4]
8/31/2017[6,7]	13.38	.08	.10	.18	(.07)	—	(.07)	13.49	1.36 [4,8]	—	[5]	.16	[4,8]	.16	[4,8]	.60	[4,8]
Class F-1:
8/31/2019	13.14	.25	.48	.73	(.24)	—	(.24)	13.63	5.63	151		.68		.68		1.87
8/31/2018	13.49	.20	(.36)	(.16)	(.19)	—	(.19)	13.14	(1.22)	150		.67		.67		1.53
8/31/2017	13.59	.15	(.03)	.12	(.14)	(.08)	(.22)	13.49	.87	188		.67		.67		1.10
8/31/2016	13.53	.14	.11	.25	(.16)	(.03)	(.19)	13.59	1.90	258		.66		.66		1.05
8/31/2015	13.56	.14	(.01)	.13	(.16)	—	(.16)	13.53	.97	225		.66		.66		1.07
Class F-2:
8/31/2019	13.14	.29	.47	.76	(.28)	—	(.28)	13.62	5.87	1,726		.36		.36		2.20
8/31/2018	13.49	.25	(.38)	(.13)	(.22)	—	(.22)	13.14	(.92)	1,068		.37		.37		1.86
8/31/2017	13.59	.19	(.03)	.16	(.18)	(.08)	(.26)	13.49	1.17	755		.38		.38		1.41
8/31/2016	13.53	.18	.11	.29	(.20)	(.03)	(.23)	13.59	2.19	579		.37		.37		1.37
8/31/2015	13.56	.18	(.01)	.17	(.20)	—	(.20)	13.53	1.25	294		.39		.39		1.35
Class F-3:
8/31/2019	13.13	.30	.49	.79	(.30)	—	(.30)	13.62	5.97	532		.27		.27		2.28
8/31/2018	13.49	.26	(.38)	(.12)	(.24)	—	(.24)	13.13	(.82)	453		.27		.27		1.95
8/31/2017[6,9]	13.36	.13	.12	.25	(.12)	—	(.12)	13.49	1.85 [8]	328		.27	[10]	.27	[10]	1.64	[10]
Class 529-A:
8/31/2019	13.14	.25	.47	.72	(.24)	—	(.24)	13.62	5.54	450		.68		.68		1.87
8/31/2018	13.49	.20	(.37)	(.17)	(.18)	—	(.18)	13.14	(1.23)	417		.68		.68		1.54
8/31/2017	13.59	.15	(.03)	.12	(.14)	(.08)	(.22)	13.49	.87	381		.67		.67		1.11
8/31/2016	13.53	.14	.11	.25	(.16)	(.03)	(.19)	13.59	1.86	380		.70		.70		1.00
8/31/2015	13.56	.14	(.01)	.13	(.16)	—	(.16)	13.53	.93	362		.70		.70		1.03

See end of table for footnotes.

Intermediate Bond Fund of America	23

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class 529-C:
8/31/2019	$13.13	$.15	$.49	$.64	$(.15)	$—	$(.15)	$13.62	4.80%	$22		1.39%		1.39%		1.16%
8/31/2018	13.48	.10	(.36)	(.26)	(.09)	—	(.09)	13.13	(1.87)	22		1.43		1.43		.73
8/31/2017	13.59	.05	(.04)	.01	(.04)	(.08)	(.12)	13.48	.06	62		1.44		1.44		.35
8/31/2016	13.53	.04	.11	.15	(.06)	(.03)	(.09)	13.59	1.11	67		1.46		1.46		.24
8/31/2015	13.56	.03	(.01)	.02	(.05)	—	(.05)	13.53	.17	68		1.46		1.46		.26
Class 529-E:
8/31/2019	13.14	.22	.48	.70	(.22)	—	(.22)	13.62	5.35	17		.86		.86		1.69
8/31/2018	13.49	.18	(.37)	(.19)	(.16)	—	(.16)	13.14	(1.41)	16		.87		.87		1.34
8/31/2017	13.59	.12	(.03)	.09	(.11)	(.08)	(.19)	13.49	.67	17		.88		.88		.90
8/31/2016	13.53	.11	.11	.22	(.13)	(.03)	(.16)	13.59	1.66	19		.90		.90		.81
8/31/2015	13.56	.11	(.01)	.10	(.13)	—	(.13)	13.53	.72	18		.91		.91		.81
Class 529-T:
8/31/2019	13.14	.28	.47	.75	(.27)	—	(.27)	13.62	5.79 [4]	—	[5]	.44	[4]	.44	[4]	2.10	[4]
8/31/2018	13.49	.23	(.36)	(.13)	(.22)	—	(.22)	13.14	(.98)[4]	—	[5]	.45	[4]	.45	[4]	1.77	[4]
8/31/2017[6,7]	13.38	.08	.10	.18	(.07)	—	(.07)	13.49	1.34 [4,8]	—	[5]	.17	[4,8]	.17	[4,8]	.59	[4,8]
Class 529-F-1:
8/31/2019	13.14	.28	.47	.75	(.27)	—	(.27)	13.62	5.79	106		.44		.44		2.11
8/31/2018	13.49	.23	(.36)	(.13)	(.22)	—	(.22)	13.14	(.99)	95		.44		.44		1.77
8/31/2017	13.59	.18	(.03)	.15	(.17)	(.08)	(.25)	13.49	1.10	90		.45		.45		1.34
8/31/2016	13.53	.17	.11	.28	(.19)	(.03)	(.22)	13.59	2.09	84		.47		.47		1.23
8/31/2015	13.56	.17	(.01)	.16	(.19)	—	(.19)	13.53	1.17	79		.47		.47		1.26
Class R-1:
8/31/2019	13.14	.15	.48	.63	(.15)	—	(.15)	13.62	4.80	5		1.39		1.39		1.14
8/31/2018	13.49	.11	(.37)	(.26)	(.09)	—	(.09)	13.14	(1.92)	7		1.39		1.39		.82
8/31/2017	13.59	.05	(.03)	.02	(.04)	(.08)	(.12)	13.49	.18	7		1.39		1.39		.38
8/31/2016	13.53	.05	.11	.16	(.07)	(.03)	(.10)	13.59	1.19	10		1.37		1.37		.33
8/31/2015	13.56	.04	(.01)	.03	(.06)	—	(.06)	13.53	.25	11		1.38		1.38		.35
Class R-2:
8/31/2019	13.13	.16	.48	.64	(.15)	—	(.15)	13.62	4.83	96		1.36		1.36		1.19
8/31/2018	13.48	.11	(.37)	(.26)	(.09)	—	(.09)	13.13	(1.83)	97		1.37		1.37		.84
8/31/2017	13.59	.05	(.04)	.01	(.04)	(.08)	(.12)	13.48	.11	105		1.40		1.40		.38
8/31/2016	13.53	.05	.11	.16	(.07)	(.03)	(.10)	13.59	1.18	118		1.37		1.37		.32
8/31/2015	13.56	.04	(.01)	.03	(.06)	—	(.06)	13.53	.23	118		1.40		1.40		.32
Class R-2E:
8/31/2019	13.12	.20	.48	.68	(.19)	—	(.19)	13.61	5.11	6		1.09		1.09		1.47
8/31/2018	13.48	.15	(.38)	(.23)	(.13)	—	(.13)	13.12	(1.65)	4		1.10		1.10		1.11
8/31/2017	13.58	.10	(.04)	.06	(.08)	(.08)	(.16)	13.48	.46	4		1.09		1.09		.72
8/31/2016	13.52	.11	.11	.22	(.13)	(.03)	(.16)	13.58	1.65	2		1.05		1.05		.74
8/31/2015	13.56	.16	(.01)	.15	(.19)	—	(.19)	13.52	1.09 [4]	—	[5]	.55	[4]	.55	[4]	1.17	[4]

24	Intermediate Bond Fund of America

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class R-3:
8/31/2019	$13.14	$.22	$.47	$.69	$(.21)	$—	$(.21)	$13.62	5.29%	$137		.92%		.92%		1.63%
8/31/2018	13.49	.17	(.37)	(.20)	(.15)	—	(.15)	13.14	(1.47)	131		.92		.92		1.28
8/31/2017	13.59	.11	(.03)	.08	(.10)	(.08)	(.18)	13.49	.62	145		.93		.93		.85
8/31/2016	13.53	.11	.11	.22	(.13)	(.03)	(.16)	13.59	1.63	150		.92		.92		.77
8/31/2015	13.56	.11	(.01)	.10	(.13)	—	(.13)	13.53	.70	149		.93		.93		.79
Class R-4:
8/31/2019	13.14	.26	.48	.74	(.25)	—	(.25)	13.63	5.69	133		.62		.62		1.93
8/31/2018	13.49	.21	(.37)	(.16)	(.19)	—	(.19)	13.14	(1.17)	124		.62		.62		1.59
8/31/2017	13.59	.16	(.04)	.12	(.14)	(.08)	(.22)	13.49	.93	131		.62		.62		1.17
8/31/2016	13.53	.15	.11	.26	(.17)	(.03)	(.20)	13.59	1.94	118		.62		.62		1.08
8/31/2015	13.56	.15	(.01)	.14	(.17)	—	(.17)	13.53	1.02	107		.61		.61		1.11
Class R-5E:
8/31/2019	13.14	.29	.47	.76	(.28)	—	(.28)	13.62	5.82	4		.42		.42		2.14
8/31/2018	13.49	.26	(.39)	(.13)	(.22)	—	(.22)	13.14	(.93)	1		.40		.40		1.98
8/31/2017	13.59	.19	(.03)	.16	(.18)	(.08)	(.26)	13.49	1.20	—	[5]	.51		.35		1.43
8/31/2016[6,11]	13.49	.13	.15	.28	(.15)	(.03)	(.18)	13.59	2.10 [8]	—	[5]	.48	[10]	.48	[10]	1.26	[10]
Class R-5:
8/31/2019	13.14	.30	.48	.78	(.29)	—	(.29)	13.63	6.00	34		.32		.32		2.23
8/31/2018	13.49	.25	(.37)	(.12)	(.23)	—	(.23)	13.14	(.87)	33		.32		.32		1.88
8/31/2017	13.59	.20	(.04)	.16	(.18)	(.08)	(.26)	13.49	1.23	38		.32		.32		1.47
8/31/2016	13.53	.19	.11	.30	(.21)	(.03)	(.24)	13.59	2.24	34		.32		.32		1.38
8/31/2015	13.56	.19	(.01)	.18	(.21)	—	(.21)	13.53	1.32	30		.32		.32		1.41
Class R-6:
8/31/2019	13.14	.30	.48	.78	(.30)	—	(.30)	13.62	5.98	9,250		.27		.27		2.29
8/31/2018	13.49	.26	(.37)	(.11)	(.24)	—	(.24)	13.14	(.82)	7,642		.27		.27		1.96
8/31/2017	13.59	.21	(.04)	.17	(.19)	(.08)	(.27)	13.49	1.28	5,371		.27		.27		1.54
8/31/2016	13.53	.20	.11	.31	(.22)	(.03)	(.25)	13.59	2.30	3,457		.27		.27		1.45
8/31/2015	13.56	.19	(.01)	.18	(.21)	—	(.21)	13.53	1.36	2,704		.27		.27		1.47

	Year ended August 31,
Portfolio turnover rate for all share classes[12,13]	2019	2018	2017	2016	2015
Excluding mortgage dollar roll transactions	90%	73%	78%	92%	96%
Including mortgage dollar roll transactions	168%	173%	177%	173%	192%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Annualized.
[11]	Class R-5E shares began investment operations on November 20, 2015.
[12]	Refer to Note 5 for more information on mortgage dollar rolls.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

Intermediate Bond Fund of America	25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

October 15, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

26	Intermediate Bond Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2019, through August 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate Bond Fund of America	27

	Beginning account value 3/1/2019	Ending account value 8/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,036.86	$3.13	.61%
Class A – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class C – actual return	1,000.00	1,033.70	7.02	1.37
Class C – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class T – actual return	1,000.00	1,038.89	1.90	.37
Class T – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class F-1 – actual return	1,000.00	1,037.37	3.39	.66
Class F-1 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 – actual return	1,000.00	1,038.29	1.75	.34
Class F-2 – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class F-3 – actual return	1,000.00	1,039.45	1.39	.27
Class F-3 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 529-A – actual return	1,000.00	1,036.56	3.44	.67
Class 529-A – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 529-C – actual return	1,000.00	1,033.66	7.07	1.38
Class 529-C – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class 529-E – actual return	1,000.00	1,035.60	4.41	.86
Class 529-E – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class 529-T – actual return	1,000.00	1,038.55	2.21	.43
Class 529-T – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 529-F-1 – actual return	1,000.00	1,037.80	2.21	.43
Class 529-F-1 – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class R-1 – actual return	1,000.00	1,033.66	7.07	1.38
Class R-1 – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2 – actual return	1,000.00	1,033.83	6.92	1.35
Class R-2 – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-2E – actual return	1,000.00	1,035.24	5.54	1.08
Class R-2E – assumed 5% return	1,000.00	1,019.76	5.50	1.08
Class R-3 – actual return	1,000.00	1,035.31	4.67	.91
Class R-3 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-4 – actual return	1,000.00	1,037.64	3.13	.61
Class R-4 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class R-5E – actual return	1,000.00	1,037.88	2.11	.41
Class R-5E – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-5 – actual return	1,000.00	1,039.19	1.59	.31
Class R-5 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class R-6 – actual return	1,000.00	1,038.69	1.34	.26
Class R-6 – assumed 5% return	1,000.00	1,023.89	1.33	.26

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

28	Intermediate Bond Fund of America

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2019:

Qualified dividend income	$165,000
Corporate dividends received deduction	$165,000
U.S. government income that may be exempt from state taxation	$194,081,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

Intermediate Bond Fund of America	29

Approval of Investment Advisory and Service Agreement

Intermediate Bond Fund of America’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2020. The agreement was amended to add additional advisory fee breakpoints if and when the fund’s net assets exceed $21 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee in the exercise of their business judgment determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income consistent with the maturity and quality standards described in the prospectus and preservation of capital. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through September 30, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes including the Lipper Short-Intermediate Investment Grade Debt Funds Average, the Lipper Short-Intermediate U.S. Government Funds Average, and the Bloomberg Barclays U.S. Government/Credit 1-7 Years ex-BBB Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and total expenses generally compared favorably to those of other similar funds included in the Lipper Short-Intermediate Investment Grade Debt Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase, as well as CRMC’s agreement to an additional breakpoint in the fund’s advisory fee schedule. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid

30	Intermediate Bond Fund of America

by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefitted from research obtained with commissions from portfolio transactions made on behalf of the fund and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Intermediate Bond Fund of America	31

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32	Intermediate Bond Fund of America

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Intermediate Bond Fund of America	33

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34	Intermediate Bond Fund of America

Board of trustees and other officers

Non-interested trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	88	General Finance Corporation
James G. Ellis, 1947	2006	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	98	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	85	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	85	None
R. Clark Hooper, 1946	2005	Private investor	88	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	87	Mastercard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Chair, California Jump$tart Coalition for Personal Financial Literacy; Professor Emerita and former Distinguished Professor and Director, Accounting Program, University of Redlands; former part-time faculty, Pomona College	85	None
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	89	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	84	None

Interested trustees

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970 Trustee	2015	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	84	None
Karl J. Zeile, 1966 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Intermediate Bond Fund of America	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark A. Brett, 1958 President	2010	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;
Partner — Capital Fixed Income Investors, Capital International Limited;
Senior Vice President, Capital International Limited;
Senior Vice President, Capital International Sàrl;
		Director, Capital Strategy Research, Inc.
Kristine M. Nishiyama, 1970 Executive Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group,
Capital Research and Management Company; Chair, Senior Vice President,
		General Counsel and Director, Capital Bank and Trust Company
David J. Betanzos, 1974 Senior Vice President	2018	Partner — Capital Fixed Income Investors, Capital Research and Management Company
David S. Lee, 1972 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company
Fergus N. MacDonald, 1969 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Mark A. Brett, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	Intermediate Bond Fund of America

Office of the fund

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete August 31, 2019, portfolio of Intermediate Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Intermediate Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

IBFA

Registrant:

a) Audit Fees:
2018	$132,000
2019	$18,000

b) Audit-Related Fees:
2018	$3,000
2019	$5,000

c) Tax Fees:
2018	$8,000
2019	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2018	None
2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2018	$1,087,000
2019	$1,286,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2018	$5,000
2019	$65,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2018	None
2019	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,205,000 for fiscal year 2018 and $1,364,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Intermediate Bond Fund of America®

Investment portfolio

August 31, 2019

Bonds, notes & other debt instruments 94.30% U.S. Treasury bonds & notes 47.49% U.S. Treasury 44.57%	Principal amount (000)	Value (000)
U.S. Treasury 1.375% 2019	$5,000	$4,997
U.S. Treasury 1.50% 2019	44,000	43,947
U.S. Treasury 1.50% 2019	5,000	4,996
U.S. Treasury 1.625% 2019	9,000	8,991
U.S. Treasury 1.75% 2019	4,000	3,999
U.S. Treasury 1.875% 2019	14,000	13,996
U.S. Treasury 1.25% 2020	18,000	17,952
U.S. Treasury 1.375% 2020	42,000	41,856
U.S. Treasury 1.375% 2020	4,200	4,183
U.S. Treasury 1.375% 2020	3,000	2,991
U.S. Treasury 1.375% 2020	2,000	1,995
U.S. Treasury 1.375% 2020	1,000	997
U.S. Treasury 1.50% 2020	79,300	79,100
U.S. Treasury 1.50% 2020	3,000	2,993
U.S. Treasury 1.75% 2020	36,800	36,805
U.S. Treasury 2.00% 2020	38,800	38,944
U.S. Treasury 2.25% 2020	4,000	4,008
U.S. Treasury 2.75% 2020	57,000	57,597
U.S. Treasury 2.875% 2020	62,175	62,980
U.S. Treasury 8.75% 2020	1,000	1,049
U.S. Treasury 1.125% 2021	93,876	93,155
U.S. Treasury 1.125% 20211	60,000	59,565
U.S. Treasury 1.125% 2021	42,500	42,170
U.S. Treasury 1.375% 2021	155,220	154,619
U.S. Treasury 1.375% 2021	50,000	49,831
U.S. Treasury 1.75% 2021	150,000	150,876
U.S. Treasury 2.00% 2021	75,000	75,704
U.S. Treasury 2.00% 2021	26,700	27,013
U.S. Treasury 2.125% 2021	38,250	38,611
U.S. Treasury 2.25% 2021	30,000	30,297
U.S. Treasury 2.375% 2021	4,000	4,046
U.S. Treasury 2.50% 2021	54,000	54,695
U.S. Treasury 2.50% 2021	20,000	20,232
U.S. Treasury 2.875% 2021	12,500	12,854
U.S. Treasury 3.625% 2021	5,400	5,555
U.S. Treasury 8.00% 2021	20,000	22,785
U.S. Treasury 1.75% 2022	327,000	329,887
U.S. Treasury 1.75% 2022	100,000	100,812
U.S. Treasury 1.75% 2022	23,300	23,481
U.S. Treasury 1.875% 2022	400,000	404,420
U.S. Treasury 1.875% 2022	89,000	90,224
U.S. Treasury 1.875% 2022	70,000	70,658
U.S. Treasury 1.875% 2022	50,000	50,625
U.S. Treasury 1.875% 2022	50,000	50,533
U.S. Treasury 2.00% 2022	526,400	535,638
U.S. Treasury 2.00% 2022	44,060	44,860

Intermediate Bond Fund of America — Page 1 of 19

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.125% 2022	$60,000	$61,375
U.S. Treasury 2.25% 2022	15,350	15,662
U.S. Treasury 1.25% 2023	30,300	30,101
U.S. Treasury 1.375% 2023	9,000	8,988
U.S. Treasury 1.50% 2023	72,620	72,824
U.S. Treasury 1.625% 2023	109,456	110,285
U.S. Treasury 2.375% 2023	115,000	118,629
U.S. Treasury 2.50% 2023	550,855	571,660
U.S. Treasury 2.50% 2023	45,244	47,134
U.S. Treasury 2.625% 2023	246,711	256,772
U.S. Treasury 2.625% 2023	155,000	161,970
U.S. Treasury 2.625% 2023	105,000	110,314
U.S. Treasury 2.75% 2023	120,000	125,648
U.S. Treasury 2.75% 2023	100,000	105,024
U.S. Treasury 2.875% 2023	252,000	267,105
U.S. Treasury 2.875% 2023	160,900	170,343
U.S. Treasury 7.125% 2023	15,000	17,870
U.S. Treasury 1.75% 2024	186,563	189,725
U.S. Treasury 1.75% 2024	50,000	50,815
U.S. Treasury 1.875% 2024	19,500	19,939
U.S. Treasury 2.00% 2024	51,250	52,665
U.S. Treasury 2.125% 2024	426,625	441,459
U.S. Treasury 2.125% 2024	63,000	65,141
U.S. Treasury 2.125% 2024	60,000	62,153
U.S. Treasury 2.125% 2024	15,000	15,473
U.S. Treasury 2.25% 2024	618,455	641,857
U.S. Treasury 2.25% 2024	49,600	51,366
U.S. Treasury 2.375% 2024	263,000	274,093
U.S. Treasury 2.50% 2024	290,000	303,410
U.S. Treasury 2.50% 2024	122,000	128,043
U.S. Treasury 2.75% 2024	50,000	52,877
U.S. Treasury 2.625% 2025	150,000	160,673
U.S. Treasury 2.75% 2025	175,000	188,160
U.S. Treasury 2.875% 2025	130,000	141,088
U.S. Treasury 1.875% 2026	420,000	431,647
U.S. Treasury 1.875% 2026	308,000	316,602
U.S. Treasury 2.125% 2026	80,000	83,459
U.S. Treasury 2.375% 2026	6,000	6,351
U.S. Treasury 2.50% 2026	50,000	53,254
U.S. Treasury 2.625% 2026	30,000	32,153
U.S. Treasury 1.625% 2029	7,109	7,194
U.S. Treasury 2.375% 2029	42,185	45,501
U.S. Treasury 2.25% 2049	59,900	63,776
U.S. Treasury 2.875% 20491	84,000	101,312
		9,209,412
U.S. Treasury inflation-protected securities 2.92%
U.S. Treasury Inflation-Protected Security 0.625% 20232	166,229	168,794
U.S. Treasury Inflation-Protected Security 0.375% 20272	120,352	123,488
U.S. Treasury Inflation-Protected Security 0.50% 20282	20,768	21,619
U.S. Treasury Inflation-Protected Security 0.875% 20292	55,793	60,379
U.S. Treasury Inflation-Protected Security 2.125% 20412	1,275	1,768
U.S. Treasury Inflation-Protected Security 0.75% 20421,2	148,651	162,754

Intermediate Bond Fund of America — Page 2 of 19

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 1.375% 20441,2	$17,365	$21,541
U.S. Treasury Inflation-Protected Security 1.00% 20461,2	36,755	42,533
		602,876
Total U.S. Treasury bonds & notes		9,812,288
Corporate bonds & notes 24.93% Financials 7.83%
ABN AMRO Bank NV 2.65% 20213	33,500	33,732
ACE INA Holdings Inc. 2.30% 2020	3,075	3,088
ACE INA Holdings Inc. 2.875% 2022	1,060	1,092
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)4	45,817	47,916
Bank of America Corp. 3.864% 2024 (3-month USD-LIBOR + 0.94% on 7/23/2023)4	9,900	10,518
Barclays Bank PLC 4.61% 2023 (3-month USD-LIBOR + 1.40% on 2/15/2022)4	30,000	31,101
Barclays Bank PLC 3.65% 2025	10,000	10,213
Barclays Bank PLC 4.375% 2026	10,000	10,582
BB&T Corp. 2.25% 2020	17,500	17,528
BNP Paribas 5.00% 2021	8,000	8,311
Charles Schwab Corp. 3.85% 2025	10,825	11,746
Citigroup Inc. 3.142% 2023 (3-month USD-LIBOR + 0.722% on 1/4/2022)4	20,950	21,433
Citigroup Inc. 4.044% 2024 (3-month USD-LIBOR + 1.023% on 6/1/2023)4	10,000	10,648
Cooperatieve Rabobank UA 2.75% 2023	20,000	20,550
Cooperatieve Rabobank UA 2.625% 20243	33,400	34,048
Crédit Agricole SA 4.375% 20253	3,025	3,227
Credit Suisse Group AG 3.00% 2021	10,500	10,705
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)3,4	21,863	22,175
Credit Suisse Group AG 3.80% 2023	16,500	17,334
Credit Suisse Group AG 4.282% 20283	1,829	1,990
Danske Bank AS 2.80% 20213	14,698	14,788
Danske Bank AS 2.70% 20223	10,000	10,061
Danske Bank AS 3.875% 20233	15,000	15,597
DNB Bank ASA 2.125% 20203	5,200	5,204
DNB Bank ASA 2.375% 20213	20,000	20,090
Ford Motor Credit Co. 3.81% 2024	6,650	6,711
Ford Motor Credit Co. 5.584% 2024	4,454	4,793
Ford Motor Credit Co. 4.542% 2026	12,695	12,969
Goldman Sachs Group, Inc. 5.25% 2021	3,560	3,763
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)4	53,100	53,969
Groupe BPCE SA 5.70% 20233	2,245	2,485
Groupe BPCE SA 5.15% 20243	5,300	5,823
Guardian Life Global Funding 2.90% 20243	21,285	22,174
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)4	6,315	6,422
HSBC Holdings PLC 3.262% 2023 (3-month USD-LIBOR + 1.055% on 3/13/2022)4	3,500	3,573
HSBC Holdings PLC 3.803% 2025 (3-month USD-LIBOR + 1.211% on 3/11/2024)4	2,950	3,079
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)4	45,775	49,357
Intesa Sanpaolo SpA 5.017% 20243	13,166	13,507
Intesa Sanpaolo SpA 3.875% 20273	6,179	6,193
JPMorgan Chase & Co. 2.55% 2020	5,980	6,014
JPMorgan Chase & Co. 2.604% 2021 (3-month USD-LIBOR + 0.28% on 2/1/2020)4	12,000	12,023
JPMorgan Chase & Co. 3.797% 2024 (3-month USD-LIBOR + 0.89% on 7/23/2023)4	25,000	26,571
Lloyds Banking Group PLC 4.05% 2023	30,000	31,511
Lloyds Banking Group PLC 4.45% 2025	11,150	12,029
Metropolitan Life Global Funding I 2.00% 20203	830	830
Metropolitan Life Global Funding I 2.40% 20213	22,500	22,637

Intermediate Bond Fund of America — Page 3 of 19

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Metropolitan Life Global Funding I 2.40% 20223	$16,490	$16,661
Metropolitan Life Global Funding I 3.375% 20223	14,850	15,329
Mitsubishi UFJ Financial Group, Inc. 2.801% 2024	44,000	45,081
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)4	35,000	36,842
Morgan Stanley 2.72% 2025 (1-month USD-SOFR + 1.152% on 7/22/2024)4	33,150	33,807
Morgan Stanley 3.125% 2026	3,570	3,712
National Rural Utilities Cooperative Finance Corp. 2.30% 2020	2,025	2,032
National Rural Utilities Cooperative Finance Corp. 2.90% 2021	27,950	28,348
New York Life Global Funding 1.50% 20193	15,260	15,247
New York Life Global Funding 1.95% 20203	14,125	14,131
New York Life Global Funding 1.95% 20203	7,200	7,198
New York Life Global Funding 1.70% 20213	12,500	12,439
New York Life Global Funding 2.00% 20213	12,274	12,290
New York Life Global Funding 2.25% 20223	11,120	11,209
New York Life Global Funding 2.875% 20243	25,000	25,927
Nordea Bank AB 1.625% 20193	30,000	29,987
Nordea Bank AB 2.25% 20213	15,000	15,052
PNC Bank 2.00% 2020	14,250	14,253
PNC Bank 2.50% 2021	25,000	25,179
PNC Financial Services Group, Inc. 2.854% 20224	5,000	5,120
Rabobank Nederland 4.625% 2023	10,000	10,819
Royal Bank of Canada 2.125% 2020	10,000	10,006
Royal Bank of Canada 2.80% 2022	50,000	51,089
Royal Bank of Scotland PLC 3.498% 2023 (3-month USD-LIBOR + 1.48% on 5/15/2022)4	23,500	23,795
Skandinaviska Enskilda Banken AB 1.875% 2021	13,025	12,971
Skandinaviska Enskilda Banken AB 2.625% 2021	20,975	21,170
Skandinaviska Enskilda Banken AB 2.80% 2022	13,300	13,539
Sumitomo Mitsui Financial Group, Inc. 2.696% 2024	32,500	33,078
Svenska Handelsbanken AB 1.50% 2019	1,380	1,380
Swedbank AB 2.20% 20203	40,724	40,713
Swedbank AB 2.80% 20223	15,000	15,174
Toronto-Dominion Bank 2.55% 2021	20,000	20,180
Toronto-Dominion Bank 2.65% 2024	59,875	61,484
UniCredit SpA 3.75% 20223	13,650	13,951
UniCredit SpA 6.572% 20223	9,220	9,917
UniCredit SpA 5.861% 20323,4	10,000	10,248
Unum Group 5.625% 2020	1,100	1,137
US Bancorp 2.00% 2020	1,000	1,000
US Bancorp 2.05% 2020	20,000	20,035
US Bancorp 2.65% 2022	25,000	25,491
US Bancorp 3.40% 2023	37,500	39,523
US Bancorp 2.40% 2024	25,000	25,493
USAA Capital Corp 2.625% 20213	19,700	19,939
Wells Fargo & Co. 2.15% 2019	25,000	25,002
Wells Fargo & Co. 2.55% 2020	6,525	6,564
Wells Fargo & Co. 2.625% 2022	10,700	10,886
Wells Fargo & Co. 3.55% 2023	6,500	6,871
Wells Fargo & Co. 3.196% 2027 (3-month USD-LIBOR + 1.17% on 4/17/2027)4	15,000	15,641
		1,617,050
Health care 3.34%
AbbVie Inc. 2.50% 2020	2,285	2,289
Allergan PLC 3.45% 2022	11,400	11,711
Allergan PLC 3.85% 2024	5,000	5,284

Intermediate Bond Fund of America — Page 4 of 19

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Allergan PLC 3.80% 2025	$5,917	$6,229
AstraZeneca PLC 2.375% 2022	20,000	20,167
AstraZeneca PLC 3.50% 2023	18,850	19,758
Baxalta Inc. 4.00% 2025	1,617	1,754
Bayer US Finance II LLC 3.875% 20233	32,500	34,145
Boston Scientific Corp. 3.45% 2024	17,875	18,796
Bristol-Myers Squibb Co. 2.55% 20213	9,775	9,895
Bristol-Myers Squibb Co. 2.60% 20223	25,000	25,479
Bristol-Myers Squibb Co. 2.90% 20243	35,000	36,313
Bristol-Myers Squibb Co. 3.20% 20263	8,414	8,910
Cigna Corp. 3.75% 2023	40,000	42,078
Cigna Corp. 4.125% 2025	8,415	9,162
CVS Health Corp. 3.35% 2021	5,595	5,699
EMD Finance LLC 2.40% 20203	30,000	30,017
EMD Finance LLC 2.95% 20223	34,620	35,141
EMD Finance LLC 3.25% 20253	38,075	39,698
Gilead Sciences, Inc. 1.85% 2019	7,745	7,745
GlaxoSmithKline Capital Inc. 2.85% 2022	10,000	10,230
GlaxoSmithKline PLC 3.125% 2021	29,350	29,888
GlaxoSmithKline PLC 2.875% 2022	27,000	27,619
GlaxoSmithKline PLC 3.375% 2023	775	813
GlaxoSmithKline PLC 3.00% 2024	14,515	15,118
Johnson & Johnson 2.625% 2025	6,320	6,563
Merck & Co., Inc. 2.80% 2023	26,506	27,483
Merck & Co., Inc. 2.90% 2024	13,500	14,134
Pfizer Inc. 2.95% 2024	29,990	31,281
Roche Holdings, Inc. 2.25% 20193	375	375
Roche Holdings, Inc. (3-month USD-LIBOR + 0.34%) 2.67% 20193,5	8,500	8,502
Roche Holdings, Inc. 2.875% 20213	3,025	3,082
Roche Holdings, Inc. 3.35% 20243	2,625	2,797
Roche Holdings, Inc. 3.00% 20253	1,710	1,804
Shire PLC 1.90% 2019	16,360	16,357
Shire PLC 2.40% 2021	14,178	14,226
Shire PLC 2.875% 2023	14,299	14,635
Takeda Pharmaceutical Co., Ltd. 4.40% 20233	25,000	27,114
UnitedHealth Group Inc. 2.125% 2021	26,195	26,262
UnitedHealth Group Inc. 2.375% 2024	11,905	12,101
UnitedHealth Group Inc. 3.50% 2024	14,265	15,147
Zimmer Holdings, Inc. 2.70% 2020	14,685	14,718
		690,519
Consumer discretionary 2.33%
Amazon.com, Inc. 3.30% 2021	9,500	9,832
Amazon.com, Inc. 2.80% 2024	9,000	9,402
American Honda Finance Corp. 2.65% 2021	25,000	25,225
American Honda Finance Corp. 2.20% 2022	55,000	55,456
American Honda Finance Corp. 2.60% 2022	12,000	12,239
Bayerische Motoren Werke AG 1.45% 20193	20,000	19,994
Bayerische Motoren Werke AG 2.15% 20203	10,000	10,000
Bayerische Motoren Werke AG 3.15% 20243	35,998	37,306
BMW Finance NV 2.25% 20223	22,500	22,559
DaimlerChrysler North America Holding Corp. 2.45% 2020	5,600	5,609
DaimlerChrysler North America Holding Corp. 2.00% 20213	6,100	6,064
DaimlerChrysler North America Holding Corp. 3.00% 20213	30,000	30,282

Intermediate Bond Fund of America — Page 5 of 19

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
DaimlerChrysler North America Holding Corp. 2.55% 20223	$15,000	$15,064
DaimlerChrysler North America Holding Corp. 3.65% 20243	35,000	36,675
Ford Motor Credit Co. 3.664% 2024	16,030	16,035
Hyundai Capital America 2.55% 20203	12,190	12,191
Hyundai Capital America 2.75% 20203	32,950	33,037
Hyundai Capital America 3.25% 20223	5,008	5,101
Hyundai Capital Services Inc. 2.625% 20203	2,090	2,092
Lowe’s Companies, Inc. 3.65% 2029	5,000	5,438
Starbucks Corp. 2.20% 2020	14,815	14,844
Toyota Motor Credit Corp. 2.15% 2020	2,000	2,002
Toyota Motor Credit Corp. (3-month USD-LIBOR + 0.15%) 2.461% 20205	46,450	46,500
Toyota Motor Credit Corp. 2.15% 2022	7,600	7,669
Toyota Motor Credit Corp. 2.70% 2023	6,275	6,460
Toyota Motor Credit Corp. 3.419% 2023	4,926	5,236
Toyota Motor Credit Corp. 2.90% 2024	5,064	5,265
Toyota Motor Credit Corp. 3.35% 2024	10,010	10,609
Volkswagen Group of America Finance, LLC 4.00% 20213	4,105	4,251
Volkswagen Group of America Finance, LLC 4.25% 20233	9,500	10,165
		482,602
Utilities 2.31%
Berkshire Hathaway Energy Co. 2.40% 2020	10,500	10,505
CenterPoint Energy, Inc. 3.60% 2021	25,000	25,724
CMS Energy Corp. 3.00% 2026	2,000	2,061
CMS Energy Corp. 3.45% 2027	3,000	3,193
Consolidated Edison, Inc. 2.00% 2020	11,850	11,840
Dominion Gas Holdings LLC 2.50% 2019	2,975	2,975
Dominion Resources, Inc., junior subordinated, 2.715% 20214	32,400	32,688
Dominion Resources, Inc., junior subordinated, 4.104% 20214	8,000	8,231
Dominion Resources, Inc., junior subordinated, 3.071% 20244	6,725	6,923
DTE Energy Co. 3.40% 2029	12,700	13,470
Duke Energy Carolinas, Inc. 3.05% 2023	20,000	20,704
Duke Energy Corp. 3.75% 2024	8,200	8,721
Duke Energy Progress, LLC 3.375% 2023	2,525	2,661
Edison International 2.125% 2020	18,000	17,905
Emera US Finance LP 2.70% 2021	2,890	2,912
Enel Finance International SA 2.75% 20233	14,375	14,480
Enel Finance International SA 3.50% 20283	3,175	3,225
Eversource Energy 2.50% 2021	16,225	16,300
Eversource Energy 2.375% 2022	1,414	1,430
Exelon Corp. 2.45% 2021	12,840	12,883
Exelon Corp., junior subordinated, 3.497% 20224	2,185	2,250
FirstEnergy Corp., Series B, 4.25% 2023	9,215	9,798
Iberdrola Finance Ireland 5.00% 20193	5,000	5,002
National Rural Utilities Cooperative Finance Corp. 2.95% 2024	15,750	16,358
NextEra Energy Capital Holdings, Inc. 2.403% 2021	55,000	55,315
NextEra Energy Capital Holdings, Inc. 2.90% 2022	19,307	19,728
Niagara Mohawk Power Corp. 3.508% 20243	3,055	3,239
Oncor Electric Delivery Co. LLC 2.75% 20243	15,000	15,484
Pacific Gas and Electric Co. 3.85% 20236	22,220	22,164
Pacific Gas and Electric Co. 4.25% 20233,6	13,445	13,714
Public Service Co. of Colorado 2.25% 2022	24,000	24,217
Public Service Enterprise Group Inc. 3.50% 2020	15,467	15,647
Public Service Enterprise Group Inc. 2.00% 2021	7,471	7,440

Intermediate Bond Fund of America — Page 6 of 19

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Puget Energy, Inc. 6.50% 2020	$4,222	$4,440
Southern California Edison Co. 3.70% 2025	5,200	5,532
Southern California Edison Co. 2.85% 2029	25,072	25,591
Southern California Edison Co. 4.20% 2029	1,428	1,613
Virginia Electric and Power Co. 2.95% 2022	4,662	4,752
Virginia Electric and Power Co., Series B, 3.45% 2022	1,334	1,385
Xcel Energy Inc. 2.60% 2022	5,000	5,060
		477,560
Energy 2.31%
Apache Corp. 4.25% 2030	20,000	20,379
BP Capital Markets PLC 3.79% 2024	30,000	32,097
BP Capital Markets PLC 3.41% 2026	10,000	10,646
Canadian Natural Resources Ltd. 2.95% 2023	26,320	26,756
Canadian Natural Resources Ltd. 3.80% 2024	9,750	10,273
Canadian Natural Resources Ltd. 3.85% 2027	7,500	7,951
Cenovus Energy Inc. 4.25% 2027	12,500	13,064
Chevron Corp. 2.10% 2021	10,000	10,048
Chevron Corp. 2.498% 2022	15,105	15,373
Enbridge Inc. 2.90% 2022	28,951	29,521
Enbridge Inc. 4.00% 2023	24,995	26,475
Enbridge Inc. 4.25% 2026	980	1,087
Energy Transfer Partners, LP 4.20% 2023	8,105	8,575
Energy Transfer Partners, LP 4.00% 2027	15,000	15,849
Exxon Mobil Corp. 2.222% 2021	15,000	15,095
Exxon Mobil Corp. 2.019% 2024	38,000	38,310
Kinder Morgan, Inc. 3.05% 2019	3,785	3,789
Marathon Oil Corp. 3.85% 2025	14,700	15,311
Occidental Petroleum Corp. 2.90% 2024	30,000	30,315
Occidental Petroleum Corp. 3.20% 2026	5,916	5,983
Petróleos Mexicanos 6.50% 2029	10,000	10,187
Saudi Arabian Oil Co. 2.875% 20243	28,614	29,384
Shell International Finance BV 2.125% 2020	7,605	7,611
Shell International Finance BV 1.875% 2021	10,000	10,000
Shell International Finance BV 3.50% 2023	36,224	38,566
Statoil ASA 2.75% 2021	2,120	2,155
Total Capital International 2.434% 2025	41,060	41,943
		476,743
Consumer staples 2.16%
Altria Group, Inc. 3.80% 2024	9,560	10,132
Altria Group, Inc. 4.40% 2026	16,790	18,425
Altria Group, Inc. 4.80% 2029	17,000	19,266
British American Tobacco PLC 2.297% 2020	13,400	13,404
Conagra Brands, Inc. 4.30% 2024	35,980	38,662
Keurig Dr Pepper Inc. 3.551% 2021	14,450	14,786
Keurig Dr Pepper Inc. 4.057% 2023	30,000	31,879
Keurig Dr Pepper Inc. 4.417% 2025	5,321	5,822
Molson Coors Brewing Co. 2.25% 2020	1,275	1,273
Nestlé Holdings, Inc. 3.35% 20233	36,163	38,222
Philip Morris International Inc. 2.00% 2020	3,915	3,911
Philip Morris International Inc. 2.90% 2021	8,850	8,999
Philip Morris International Inc. 2.375% 2022	15,175	15,296
Philip Morris International Inc. 2.50% 2022	15,000	15,174

Intermediate Bond Fund of America — Page 7 of 19

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Philip Morris International Inc. 2.625% 2022	$1,140	$1,155
Philip Morris International Inc. 2.875% 2024	38,500	39,542
Procter & Gamble Co. 1.75% 2019	25,000	24,987
Reckitt Benckiser Group PLC 2.375% 20223	15,025	15,126
Reynolds American Inc. 3.25% 2020	7,355	7,412
Reynolds American Inc. 4.00% 2022	960	1,004
Reynolds American Inc. 4.45% 2025	5,940	6,437
Unilever Capital Corp. 1.375% 2021	15,000	14,865
Wal-Mart Stores, Inc. 2.35% 2022	2,500	2,548
Wal-Mart Stores, Inc. 3.40% 2023	40,965	43,404
Wal-Mart Stores, Inc. 2.85% 2024	42,500	44,542
WM. Wrigley Jr. Co. 3.375% 20203	9,106	9,233
		445,506
Industrials 2.10%
3M Co. 2.25% 2023	20,214	20,507
3M Co. 3.25% 2024	38,500	40,696
Avolon Holdings Funding Ltd. 3.625% 20223	10,597	10,762
Avolon Holdings Funding Ltd. 3.95% 20243	20,048	20,658
Boeing Co. 2.70% 2022	16,145	16,481
Boeing Co. 2.70% 2027	30,450	31,317
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022	110	117
General Dynamics Corp. 3.00% 2021	10,000	10,195
Honeywell International Inc. 1.85% 2021	12,500	12,490
Honeywell International Inc. 2.30% 2024	24,100	24,640
Parker-Hannifin Corp. 2.70% 2024	18,555	19,002
Siemens AG 1.30% 20193	25,000	24,994
Siemens AG 2.15% 20203	2,000	1,999
Siemens AG 1.70% 20213	25,500	25,328
Siemens AG 2.70% 20223	33,250	33,810
Union Pacific Corp. 3.20% 2021	11,010	11,226
Union Pacific Corp. 3.50% 2023	38,750	40,806
Union Pacific Corp. 3.15% 2024	9,803	10,260
United Technologies Corp. 3.65% 2023	55,385	58,810
Vinci SA 3.75% 20293	5,175	5,736
Waste Management, Inc. 2.95% 2024	9,520	9,909
Westinghouse Air Brake Technologies Corp. 4.40% 20244	4,122	4,418
		434,161
Real estate 1.12%
Alexandria Real Estate Equities, Inc. 3.80% 2026	5,745	6,202
American Campus Communities, Inc. 3.75% 2023	6,580	6,901
American Campus Communities, Inc. 4.125% 2024	19,225	20,753
American Campus Communities, Inc. 3.30% 2026	40,190	41,736
Hospitality Properties Trust 4.50% 2023	3,500	3,654
Kimco Realty Corp. 3.20% 2021	11,085	11,260
Kimco Realty Corp. 3.30% 2025	10,000	10,387
Scentre Group 2.375% 20213	20,430	20,435
Scentre Group 3.25% 20253	2,725	2,816
Scentre Group 3.50% 20253	3,000	3,134
WEA Finance LLC 2.70% 20193	1,385	1,385
WEA Finance LLC 3.25% 20203	43,605	44,130

Intermediate Bond Fund of America — Page 8 of 19

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
WEA Finance LLC 3.75% 20243	$22,790	$24,344
Westfield Corp. Ltd. 3.15% 20223	33,910	34,735
		231,872
Information technology 0.89%
Broadcom Inc. 4.75% 20293	30,000	31,635
Broadcom Ltd. 3.875% 2027	10,960	10,977
Fiserv, Inc. 3.20% 2026	54,500	57,126
Global Payments Inc. 2.65% 2025	12,389	12,471
International Business Machines Corp. 3.00% 2024	50,000	52,032
Visa Inc. 2.15% 2022	15,000	15,220
Visa Inc. 2.80% 2022	4,000	4,128
		183,589
Communication services 0.37%
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2024	40,000	43,063
Comcast Corp. 3.70% 2024	5,860	6,280
Comcast Corp. 3.95% 2025	25,105	27,510
		76,853
Materials 0.17%
ArcelorMittal 3.60% 2024	22,500	22,852
Georgia-Pacific Corp. 2.539% 20193	2,500	2,501
Glencore Funding LLC 4.125% 20243	9,075	9,561
		34,914
Total corporate bonds & notes		5,151,369
Mortgage-backed obligations 11.87% Federal agency mortgage-backed obligations 8.69%
Angel Oak Mortgage Trust, Series 2017-2, Class A1, 2.478% 20473,5,7	5,511	5,511
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A1, 3.613% 20483,5,7	14,561	14,747
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A3, 3.919% 20483,5,7	3,726	3,785
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1, 2.879% 20493,5,7	1,956	1,965
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.577% 20473,5,7	4,468	4,466
Fannie Mae Pool #AY0554 3.50% 20227	6	6
Fannie Mae Pool #255217 4.50% 20247	20	21
Fannie Mae Pool #AL2058 3.50% 20267	572	593
Fannie Mae Pool #458079 9.099% 20267	11	11
Fannie Mae Pool #MA3159 3.00% 20277	9,601	9,862
Fannie Mae Pool #MA3250 3.00% 20287	6,828	7,010
Fannie Mae Pool #MA3767 3.50% 20297	6,317	6,566
Fannie Mae Pool #BD2402 3.00% 20317	232	239
Fannie Mae Pool #BD5076 3.00% 20327	25,417	26,140
Fannie Mae Pool #MA3090 3.00% 20327	748	769
Fannie Mae Pool #BE3641 3.00% 20327	533	548
Fannie Mae Pool #MA3155 3.00% 20327	207	213
Fannie Mae Pool #BE7150 3.50% 20327	916	954
Fannie Mae Pool #MA3246 2.50% 20337	40,885	41,457
Fannie Mae Pool #MA3437 3.00% 20337	4,001	4,105
Fannie Mae Pool #BK9627 3.00% 20337	3,168	3,248
Fannie Mae Pool #BK5035 3.00% 20337	2,844	2,917
Fannie Mae Pool #BK9694 3.00% 20337	2,699	2,767
Fannie Mae Pool #BJ9182 3.00% 20337	1,754	1,803

Intermediate Bond Fund of America — Page 9 of 19

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #BK7350 3.00% 20337	$1,655	$1,698
Fannie Mae Pool #BN3184 3.00% 20337	1,278	1,311
Fannie Mae Pool #BK5466 3.00% 20337	1,114	1,144
Fannie Mae Pool #BK5472 3.00% 20337	969	995
Fannie Mae Pool #BJ7193 3.00% 20337	955	982
Fannie Mae Pool #BJ5519 3.00% 20337	911	936
Fannie Mae Pool #BJ6963 3.00% 20337	755	775
Fannie Mae Pool #BK5161 3.00% 20337	475	487
Fannie Mae Pool #BK3757 3.00% 20337	416	427
Fannie Mae Pool #BJ4790 3.00% 20337	234	240
Fannie Mae Pool #MA3312 3.00% 20337	75	77
Fannie Mae Pool #BJ6880 3.00% 20337	41	42
Fannie Mae Pool #MA3463 4.00% 20337	65,498	68,539
Fannie Mae Pool #MA3764 2.50% 20347	18,936	19,193
Fannie Mae Pool #MA3609 3.00% 20347	30,886	31,680
Fannie Mae Pool #MA3631 3.00% 20347	25,814	26,480
Fannie Mae Pool #BN9162 3.00% 20347	1,700	1,743
Fannie Mae Pool #MA3657 3.00% 20347	1,263	1,296
Fannie Mae Pool #BN3975 3.00% 20347	498	511
Fannie Mae Pool #BN1087 4.00% 20347	44	46
Fannie Mae Pool #888698 7.00% 20377	70	78
Fannie Mae Pool #AB1084 5.50% 20407	258	284
Fannie Mae Pool #BM4488 3.466% 20485,7	45,206	46,637
Fannie Mae Pool #BN0292 3.878% 20485,7	13,272	13,903
Fannie Mae Pool #BN0301 3.952% 20485,7	14,808	15,526
Fannie Mae Pool #BN0374 3.973% 20485,7	9,989	10,477
Fannie Mae Pool #CA3180 4.00% 20487	15,812	16,423
Fannie Mae Pool #MA3495 4.00% 20487	11,015	11,445
Fannie Mae Pool #BN0632 4.00% 20487	7,135	7,434
Fannie Mae Pool #MA3536 4.00% 20487	3,643	3,784
Fannie Mae Pool #MA3443 4.00% 20487	3,574	3,715
Fannie Mae Pool #CA2055 4.50% 20487	25,701	27,257
Fannie Mae Pool #MA3496 4.50% 20487	14,971	15,796
Fannie Mae Pool #CA3099 4.50% 20487	776	818
Fannie Mae Pool #BN0638 4.50% 20487	75	79
Fannie Mae Pool #BK4873 5.00% 20487	4,262	4,567
Fannie Mae Pool #BJ8402 3.544% 20495,7	7,527	7,806
Fannie Mae Pool #MA3776 4.00% 20497	2,651	2,761
Fannie Mae Pool #MA3664 4.00% 20497	2,633	2,731
Fannie Mae Pool #BN5230 4.023% 20495,7	21,600	22,687
Fannie Mae Pool #MA3639 4.50% 20497	11,757	12,384
Fannie Mae Pool #CA2963 4.50% 20497	5,141	5,412
Fannie Mae Pool #CA3228 4.50% 20497	231	243
Fannie Mae, Series 2001-4, Class NA, 9.027% 20255,7	3	3
Fannie Mae, Series 2001-4, Class GA, 9.175% 20255,7	7	7
Fannie Mae, Series 2002-W7, Class A5, 7.50% 20297	177	213
Fannie Mae, Series 2001-20, Class D, 11.00% 20315,7	—8	—8
Fannie Mae, Series 2001-T10, Class A1, 7.00% 20417	66	78
Fannie Mae, Series 2002-W3, Class A5, 7.50% 20417	259	308
Fannie Mae, Series 2017-M15, Class A2, Multi Family, 3.058% 20275,7	11,000	11,804
Fannie Mae, Series 2017-M12, Class A2, Multi Family, 3.184% 20275,7	13,000	14,028
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 20367	439	412
Fannie Mae, Series 2006-123, Class BO, principal only, 0% 20377	1,150	1,047
Freddie Mac Pool #G18655 3.00% 20327	28,238	29,057

Intermediate Bond Fund of America — Page 10 of 19

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac Pool #SB0032 3.50% 20327	$30,000	$31,091
Freddie Mac Pool #G18688 3.00% 20337	14,349	14,738
Freddie Mac Pool #ZT0716 3.00% 20337	8,545	8,772
Freddie Mac Pool #ZS8715 3.00% 20337	5,185	5,317
Freddie Mac Pool #SB8002 3.00% 20347	60,179	61,744
Freddie Mac Pool #SB8000 3.00% 20347	7,693	7,894
Freddie Mac Pool #760012 2.949% 20455,7	3,534	3,580
Freddie Mac Pool #760013 2.956% 20455,7	3,241	3,286
Freddie Mac Pool #760014 3.469% 20455,7	8,462	8,684
Freddie Mac Pool #760015 3.237% 20475,7	10,530	10,655
Freddie Mac Pool #ZT1545 4.00% 20487	8,349	8,675
Freddie Mac Pool #2B7361 3.918% 20495,7	7,726	8,094
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 2.595% 20235,7	5	5
Freddie Mac, Series T041, Class 3A, 5.403% 20325,7	189	211
Freddie Mac, Series 4582, Class GA, 3.75% 20525,7	52,938	54,798
Freddie Mac, Series K050, Class A2, Multi Family, 3.334% 20257	40,000	43,342
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 20255,7	50,000	54,930
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 20267	14,275	15,381
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 20275,7	1,644	1,806
Freddie Mac, Series K078, Class A2, Multi Family, 3.854% 20287	3,250	3,720
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 20287	10,415	11,933
Freddie Mac, Series K083, Class A2, Multi Family, 4.05% 20285,7	3,750	4,372
Freddie Mac, Series K090, Class A2, Multi Family, 3.422% 20297	15,000	16,799
Freddie Mac, Series K089, Class A2, Multi Family, 3.563% 20297	12,860	14,526
Freddie Mac, Series K726, Class A2, Multi Family, 2.905% 20247	31,580	33,061
Freddie Mac, Series 3171, Class MO, principal only, 0% 20367	1,014	939
Freddie Mac, Series 3213, Class OG, principal only, 0% 20367	606	574
Freddie Mac, Series 3292, Class BO, principal only, 0% 20377	164	147
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 20567	11,744	12,241
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 20565,7	12,026	12,368
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 20567	11,285	11,600
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 20577	139,921	146,882
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 20577	14,213	14,994
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 20287	21,647	22,836
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 20287	1,953	2,049
Government National Mortgage Assn. 4.50% 20427	14	15
Government National Mortgage Assn. 4.50% 20497,9	17,876	18,701
Government National Mortgage Assn. 4.50% 20497	2,925	3,065
Government National Mortgage Assn. 4.50% 20497	885	927
Government National Mortgage Assn. 5.00% 20497	43,213	45,530
Government National Mortgage Assn. 5.00% 20497	26,451	27,823
Government National Mortgage Assn. 5.00% 20497	25,989	27,337
Government National Mortgage Assn. 5.00% 20497,9	354	372
Government National Mortgage Assn. Pool #MA5653 5.00% 20487	50,220	52,826
Government National Mortgage Assn. Pool #MA5332 5.00% 20487	478	504
Government National Mortgage Assn. Pool #MA5932 4.50% 20497	42,727	44,955
Government National Mortgage Assn. Pool #MA5987 4.50% 20497	4,919	5,180
Government National Mortgage Assn. Pool #MA6041 4.50% 20497	2,336	2,469
Government National Mortgage Assn. Pool #MA5877 4.50% 20497	76	79
Government National Mortgage Assn. Pool #MA5933 5.00% 20497	26,293	27,811
Government National Mortgage Assn. Pool #MA5878 5.00% 20497	9,289	9,790
Government National Mortgage Assn. Pool #MA5988 5.00% 20497	8,911	9,425
Government National Mortgage Assn. Pool #MA6042 5.00% 20497	605	641

Intermediate Bond Fund of America — Page 11 of 19

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Uniform Mortgage-Backed Security 2.50% 20347,9	$45,686	$46,288
Uniform Mortgage-Backed Security 3.00% 20347,9	123,511	126,662
Uniform Mortgage-Backed Security 3.50% 20347,9	13,700	14,199
Uniform Mortgage-Backed Security 4.00% 20497,9	5,915	6,140
Uniform Mortgage-Backed Security 4.50% 20497,9	80,186	84,409
		1,794,701
Collateralized mortgage-backed obligations (privately originated) 2.81%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 20483,5,7	57,246	58,630
Arroyo Mortgage Trust, Series 2019-1, Class A1, 3.805% 20493,5,7	29,036	29,717
Bellemeade Re Ltd., Series 2019-3A, Class M1A, 3.366% 20293,5,7	6,700	6,712
Bellemeade Re Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 3.866% 20293,5,7	3,810	3,820
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 20683,5,7	11,568	11,993
Commercial Mortgage Trust, Series 2012-CR5, Class D, 4.461% 20453,5,7	5,000	5,096
Commercial Mortgage Trust, Series 2012-CR3, Class C, 4.584% 20453,5,7	2,714	2,785
Commercial Mortgage Trust, Series 2013-CR7, Class C, 4.206% 20463,5,7	7,479	7,470
CS First Boston Mortgage Securities Corp., Series 2002-30, Class IA1, 7.50% 20327	122	141
CS First Boston Mortgage Securities Corp., Series 2002-34, Class IA1, 7.50% 20327	100	115
CS First Boston Mortgage Securities Corp., Series 2003-21, Class VA1, 6.50% 20337	169	183
CS First Boston Mortgage Securities Corp., Series 2003-29, Class VA1, 7.00% 20337	332	366
Finance of America Structured Securities Trust, Series 2018-HB1, Class A, 3.375% 20283,5,7	19,813	19,881
Finance of America Structured Securities Trust, Series 2019-HB1, Class M1, 3.396% 20293,5,7	7,177	7,310
Finance of America Structured Securities Trust, Series 2019-HB1, Class M2, 3.676% 20293,5,7	5,161	5,271
Finance of America Structured Securities Trust, Series 2019-HB1, Class M3, 3.813% 20293,5,7	5,408	5,600
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 20693,7	21,847	23,642
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 20693,7	19,891	21,367
Finance of America Structured Securities Trust, Series 2019-HB1, Class A, 3.279% 20693,5,7	20,055	20,152
Flagstar Mortgage Trust, Series 2018-3INV, Class A3, 4.00% 20483,5,7	18,908	19,561
GFMT Mortgage Acquistion Co., Series 2018-2, Class A42, 4.00% 20583,5,7	20,540	20,885
Homeward Opportunities Fund Trust, Series 2018-1, 3.766% 20483,5,7	15,500	15,797
Homeward Opportunities Fund Trust, Series 2019-1, 3.454% 20583,5,7	2,609	2,641
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 20593,5,7	6,331	6,359
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 20593,5,7	14,449	14,603
Mello Warehouse Securitization Trust, Series 2018-W1, Class A, (1-month USD-LIBOR + 0.85%) 2.995% 20513,5,7	29,760	29,819
Mello Warehouse Securitization Trust, Series 2019-1, Class A, 2.945% 20523,5,7	44,090	44,161
Mello Warehouse Securitization Trust, Series 2019-1, Class B, 3.145% 20523,5,7	3,160	3,221
Nationstar HECM Loan Trust, Series 2018-1A, Class A, 2.76% 20283,7	6,970	6,972
Nationstar HECM Loan Trust, Series 2018-2, Class A, 3.188% 20283,5,7	3,656	3,679
Nationstar HECM Loan Trust, Series 2018-1A, Class M1, 3.238% 20283,5,7	14,325	14,347
Nationstar HECM Loan Trust, Series 2018-3A, Class A, 3.555% 20283,5,7	24,532	24,651
Nationstar HECM Loan Trust, Series 2019-1A, Class A, 2.651% 20293,5,7	23,542	23,630
Reverse Mortgage Investment Trust, Series 2018-1, Class A, 3.436% 20283,5,7	10,177	10,200
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 20483,5,7	27,394	28,470
Starwood Mortgage Residential Trust, Series 2018-IMC1, Class A1, 3.793% 20483,5,7	25,990	26,516
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A1, 3.468% 20493,5,7	24,936	25,425
Station Place Securitization Trust, Series 2019-WL1, Class A, (1-month USD-LIBOR + 0.65%) 2.891% 20213,5,7	20,490	20,544
Towd Point Mortgage Trust, Series 2017-5, Class A1, 2.745% 20573,5,7	4,610	4,604
Towd Point Mortgage Trust, Series 2019-SJ1, Class A1, 3.75% 20583,5,7	3,876	3,925
		580,261

Intermediate Bond Fund of America — Page 12 of 19

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Commercial mortgage-backed securities 0.37%	Principal amount (000)	Value (000)
Citigroup Commercial Mortgage Trust, Series 2014-CG21, Class AS, 4.026% 20477	$1,210	$1,301
Commercial Mortgage Trust, Series 2014-UBS2, Class AM, 4.048% 20477	6,900	7,421
Commercial Mortgage Trust, Series 2014-CR19, Class C, 4.874% 20475,7	2,090	2,249
Commercial Mortgage Trust, Series 2016-COR1, Class A4, 3.091% 20497	8,975	9,506
DBUBS Mortgage Trust, Series 2011-LC3A, Class B, 5.512% 20443,5,7	3,500	3,686
GS Mortgage Securities Corp. II, Series 2011-GC3, Class D, 5.825% 20443,5,7	7,800	8,139
GS Mortgage Securities Corp., Series 2013-GC14, Class D, 4.907% 20463,5,7	2,500	2,583
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class D, 4.854% 20473,5,7	6,200	6,401
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class B, 3.951% 20487	8,000	8,515
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class B, 3.708% 20465,7	3,032	3,147
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class C, 4.261% 20465,7	900	934
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class D, 4.377% 20463,5,7	6,900	6,812
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.096% 20497	15,455	16,349
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.969% 20455,7	200	206
		77,249
Total mortgage-backed obligations		2,452,211
Asset-backed obligations 5.96%
Aesop Funding LLC, Series 2015-1A, Class A, 2.50% 20213,7	10,000	10,013
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 20213,7	10,000	10,002
Aesop Funding LLC, Series 2015-2A, Class A, 2.63% 20213,7	9,180	9,231
Aesop Funding LLC, Series 2016-1A, Class A, 2.99% 20223,7	8,020	8,122
American Express Credit Account Master Trust, Series 2018-1, Class A, 2.67% 20227	500	502
American Express Credit Account Master Trust, Series 2019-2, Class A, 2.67% 20247	25,000	25,643
American Express Credit Account Master Trust, Series 2019-1, Class A, 2.87% 20247	12,220	12,600
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.73% 20217	316	316
Angel Oak Capital Advisors LLC, CLO, Series 2013-9A, Class A1R, (3-month USD-LIBOR + 1.01%) 3.288% 20253,5,7	3,358	3,360
CarMaxAuto Owner Trust, Series 2018-3, Class A2A, 2.88% 20217	21,582	21,637
CarMaxAuto Owner Trust, Series 2019-2, Class A2A, 2.69% 20227	1,905	1,919
CarMaxAuto Owner Trust, Series 2019-2, Class A3, 2.68% 20247	2,440	2,487
CarMaxAuto Owner Trust, Series 2019-2, Class A4, 2.77% 20247	1,740	1,799
Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75% 20217	3,893	3,890
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 20223,5,7	49,597	50,265
CPS Auto Receivables Trust, Series 2018-A, Class A, 2.16% 20213,7	1,109	1,108
CPS Auto Receivables Trust, Series 2017-B, Class B, 2.33% 20213,7	538	538
CPS Auto Receivables Trust, Series 2018-B, Class A, 2.72% 20213,7	882	882
CPS Auto Receivables Trust, Series 2018-C, Class A, 2.87% 20213,7	6,980	6,986
CPS Auto Receivables Trust, Series 2019-B, Class A, 2.89% 20223,7	3,625	3,636
CPS Auto Receivables Trust, Series 2017-B, Class C, 2.92% 20223,7	357	358
CPS Auto Receivables Trust, Series 2017-D, Class C, 3.01% 20223,7	11,050	11,094
CPS Auto Receivables Trust, Series 2018-D, Class A, 3.06% 20223,7	5,313	5,327
CPS Auto Receivables Trust, Series 2018-D, Class B, 3.61% 20223,7	10,725	10,883
CPS Auto Receivables Trust, Series 2017-C, Class C, 2.86% 20233,7	155	155
CPS Auto Receivables Trust, Series 2018-A, Class C, 3.05% 20233,7	520	524
CPS Auto Receivables Trust, Series 2019-B, Class B, 3.09% 20233,7	4,500	4,556
CPS Auto Receivables Trust, Series 2018-A, Class D, 3.66% 20233,7	6,300	6,434
CPS Auto Receivables Trust, Series 2019-B, Class C, 3.35% 20243,7	1,667	1,699
CPS Auto Receivables Trust, Series 2019-C, Class C, 2.84% 20253,7	2,227	2,244
Discover Card Execution Note Trust, Series 2019-A14, Class A1, 3.04% 20247	12,900	13,312
Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.02% 20213,7	1,576	1,577
Drive Auto Receivables Trust, Series 2018-4, Class A3, 3.15% 20217	1,453	1,454
Drive Auto Receivables Trust, Series 2017-1, Class C, 2.84% 20227	2,735	2,737

Intermediate Bond Fund of America — Page 13 of 19

Bonds, notes & other debt instruments (continued) Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Drive Auto Receivables Trust, Series 2019-2, Class A2A, 2.93% 20227	$5,323	$5,334
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 20223,7	2,731	2,735
Drive Auto Receivables Trust, Series 2017-2, Class C, 2.75% 20237	4,261	4,264
Drive Auto Receivables Trust, Series 2019-2, Class B, 3.17% 20237	6,740	6,846
Drive Auto Receivables Trust, Series 2018-1, Class C, 3.22% 20237	2,240	2,247
Drive Auto Receivables Trust, Series 2019-3, Class B, 2.65% 20247	28,585	28,775
Drive Auto Receivables Trust, Series 2018-3, Class C, 3.72% 20247	366	370
Drive Auto Receivables Trust, Series 2018-1, Class D, 3.81% 20247	185	188
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 20257	14,735	14,901
Drive Auto Receivables Trust, Series 2019-2, Class C, 3.42% 20257	8,750	8,977
Drive Auto Receivables Trust, Series 2019-1, Class C, 3.78% 20257	21,500	22,014
Drivetime Auto Owner Trust, Series 2018-2, Class A, 2.84% 20213,7	4,773	4,776
Drivetime Auto Owner Trust, Series 2019-3, Class A, 2.55% 20223,7	11,570	11,590
Drivetime Auto Owner Trust, Series 2017-1A, Class C, 2.70% 20223,7	713	713
Drivetime Auto Owner Trust, Series 2019-2A, Class A, 2.85% 20223,7	20,003	20,094
Drivetime Auto Owner Trust, Series 2018-1A, Class B, 3.04% 20223,7	2,244	2,246
Drivetime Auto Owner Trust, Series 2018-3A, Class A, 3.26% 20223,7	15,794	15,860
Drivetime Auto Owner Trust, Series 2018-3A, Class B, 3.56% 20223,7	170	172
Drivetime Auto Owner Trust, Series 2019-3, Class B, 2.60% 20233,7	9,625	9,677
Drivetime Auto Owner Trust, Series 2017-4A, Class C, 2.86% 20233,7	5,058	5,063
Drivetime Auto Owner Trust, Series 2019-2A, Class B, 2.99% 20233,7	12,140	12,268
Drivetime Auto Owner Trust, Series 2017-3A, Class C, 3.01% 20233,7	283	284
Drivetime Auto Owner Trust, Series 2018-1A, Class C, 3.47% 20233,7	11,913	11,993
Drivetime Auto Owner Trust, Series 2017-4A, Class D, 3.47% 20233,7	1,675	1,688
Drivetime Auto Owner Trust, Series 2018-2A, Class C, 3.67% 20243,7	365	370
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 20253,7	2,475	2,495
Drivetime Auto Owner Trust, Series 2019-2A, Class C, 3.18% 20253,7	6,890	7,012
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 20223,7	1,132	1,132
Exeter Automobile Receivables Trust, Series 2017-3A, Class A, 2.05% 20213,7	647	647
Exeter Automobile Receivables Trust, Series 2018-2A, Class A, 2.79% 20213,7	307	307
Exeter Automobile Receivables Trust, Series 2017-1A, Class B, 3.00% 20213,7	98	99
Exeter Automobile Receivables Trust, Series 2018-4A, Class A, 3.05% 20213,7	11,509	11,530
Exeter Automobile Receivables Trust, Series 2016-1A, Class C, 5.52% 20213,7	1,481	1,493
Exeter Automobile Receivables Trust, Series 2018-1A, Class B, 2.75% 20223,7	311	311
Exeter Automobile Receivables Trust, Series 2019-2A, Class A, 2.93% 20223,7	20,924	20,987
Exeter Automobile Receivables Trust, Series 2016-3A, Class C, 4.22% 20223,7	2,825	2,866
Exeter Automobile Receivables Trust, Series 2019-3A, Class B, 2.58% 20233,7	26,380	26,544
Exeter Automobile Receivables Trust, Series 2019-2, Class B, 3.06% 20233,7	10,100	10,226
Exeter Automobile Receivables Trust, Series 2018-2A, Class C, 3.69% 20233,7	17,950	18,191
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 20243,7	16,700	16,864
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30% 20243,7	7,690	7,853
First Investors Auto Owner Trust, Series 2017-3, Class A1, 2.00% 20223,7	417	417
First Investors Auto Owner Trust, Series 2019-1A, Class A, 2.89% 20243,7	9,929	10,018
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 20263,7	42,650	42,635
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 20303,7	47,255	49,964
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 20303,7	15,000	15,862
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 20313,7	26,725	28,215
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 20393,7,10	7,915	7,899
GM Financial Automobile Leasing Trust, Series 2019-2, Class A4, 2.72% 20237	7,896	8,019
GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class B, 2.87% 20247	2,725	2,802
GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class C, 3.07% 20247	5,715	5,875
Mercedes-Benz Auto Receivables Trust, Series 2018-1, Class A2A, 2.71% 20217	19,438	19,466
OneMain Direct Auto Receivables Trust, Series 2018-1, Class A, 3.43% 20243,7	17,500	17,841
Option One Mortgage Loan Trust, Series 2007-FXD2, Class IIA6, 5.68% 20377	655	682
Option One Mortgage Loan Trust, Series 2007-FXD2, Class IIA3, 5.715% 20377	1,979	2,047

Intermediate Bond Fund of America — Page 14 of 19

Bonds, notes & other debt instruments (continued) Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Palmer Square Loan Funding, CLO, Series 2019-1A, Class A1, (3-month USD-LIBOR + 1.05%) 3.328% 20273,5,7	$56,913	$56,941
Palmer Square Loan Funding, CLO, Series 2019-2, Class A1, (3-month USD-LIBOR + 0.97%) 3.551% 20273,5,7	20,255	20,272
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 20217	2,641	2,643
Santander Drive Auto Receivables Trust, Series 2018-4, Class A2A, 3.07% 20217	241	241
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.46% 20227	5,156	5,157
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 20227	2,630	2,632
Santander Drive Auto Receivables Trust, Series 2017-2, Class C, 2.79% 20227	2,260	2,264
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 20227	4,783	4,789
Santander Drive Auto Receivables Trust, Series 2019-2, Class B, 3.18% 20247	7,315	7,405
Santander Retail Auto Lease Trust, Series 2019-A, Class A2A, 2.72% 20223,7	3,800	3,834
Santander Retail Auto Lease Trust, Series 2019-A, Class 4, 2.82% 20233,7	3,900	3,970
SLM Private Credit Student Loan Trust, Series 2008-3, Class A3, (3-month USD-LIBOR + 1.00%) 3.276% 20215,7	144	143
SLM Private Credit Student Loan Trust, Series 2008-2, Class A3, (3-month USD-LIBOR + 0.75%) 3.026% 20235,7	3,574	3,540
SLM Private Credit Student Loan Trust, Series 2008-7, Class A4, (3-month USD-LIBOR + 0.90%) 3.176% 20235,7	4,830	4,814
SLM Private Credit Student Loan Trust, Series 2008-6, Class A4, (3-month USD-LIBOR + 1.10%) 3.376% 20235,7	3,864	3,852
SLM Private Credit Student Loan Trust, Series 2008-9, Class A, (3-month USD-LIBOR + 1.50%) 3.776% 20235,7	2,702	2,727
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.545% 20255,7	5,754	5,585
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 3.333% 20253,5,7	22,724	22,763
Synchrony Credit Card Master Note Trust, Series 2018-A1, Class A1, 3.38% 20247	9,840	10,166
Synchrony Credit Card Master Note Trust, Series 2019-1, Class A, 2.95% 20257	33,692	34,608
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 20383,7	2,826	2,854
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 20313,7	62,225	64,258
Toyota Auto Receivables Owner Trust, Series 2019-B, Class A2A, 2.59% 20227	40,000	40,221
Toyota Auto Receivables Owner Trust, Series 2019-B, Class A3, 2.57% 20237	49,730	50,564
Westlake Automobile Receivables Trust, Series 2018-1A, Class A2A, 2.24% 20203,7	345	345
Westlake Automobile Receivables Trust, Series 2018-2A, Class A2A, 2.84% 20213,7	2,478	2,480
Westlake Automobile Receivables Trust, Series 2017-2A, Class C, 2.59% 20223,7	9,565	9,572
Westlake Automobile Receivables Trust, Series 2018-3A, Class A2A, 2.98% 20223,7	7,959	7,982
Westlake Automobile Receivables Trust, Series 2018-1A, Class C, 2.92% 20233,7	2,225	2,233
Westlake Automobile Receivables Trust, Series 2019-2A, Class A2, 3.06% 20233,7	24,000	24,091
Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.62% 20243,7	18,760	18,889
Westlake Automobile Receivables Trust, Series 2019-2A, Class C, 2.84% 20243,7	8,000	8,088
Westlake Automobile Receivables Trust, Series 2018-2A, Class C, 3.50% 20243,7	180	182
World Financial Network Credit Card Master Note Trust, Series 2016-C, Class A, 1.72% 20237	675	675
World Financial Network Credit Card Master Note Trust, Series 2019-A, Class A, 3.14% 20257	11,000	11,318
World Financial Network Credit Card Master Note Trust, Series 2018-B, Class A, 3.46% 20257	18,800	19,385
		1,232,517
Bonds & notes of governments & government agencies outside the U.S. 4.05%
Asian Development Bank 2.75% 2023	21,359	22,287
Caisse d’Amortissement de la Dette Sociale 3.375% 20243	9,090	9,826
European Bank for Reconstruction & Development 1.125% 2020	30,000	29,887
European Investment Bank 1.25% 2019	21,430	21,388
European Investment Bank 1.375% 2021	26,667	26,584
European Investment Bank 2.00% 2022	11,000	11,180
European Investment Bank 2.25% 2022	15,020	15,295
European Stability Mechanism 2.125% 20223	58,322	59,409

Intermediate Bond Fund of America — Page 15 of 19

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Export Development Canada 2.50% 2023	$24,000	$24,785
Inter-American Development Bank 1.25% 2021	40,000	39,775
International Bank for Reconstruction and Development 1.125% 2019	18,000	17,963
International Bank for Reconstruction and Development 1.375% 2021	40,000	39,862
International Bank for Reconstruction and Development 1.625% 2021	19,500	19,501
Japan Bank for International Cooperation 2.125% 2020	32,200	32,244
Japan Bank for International Cooperation 2.125% 2020	12,700	12,736
Japan Bank for International Cooperation 2.125% 2020	12,500	12,512
Japan Bank for International Cooperation (3-month USD-LIBOR + 0.48%) 3.00% 20205	16,552	16,603
Japan Bank for International Cooperation 3.125% 2021	38,336	39,312
Japan Bank for International Cooperation 2.50% 2024	12,280	12,726
Japan Finance Organization for Municipalities 2.625% 20223	13,000	13,275
KfW 2.125% 2022	16,655	16,840
KfW 2.375% 2022	15,000	15,358
Landwirtschaftliche Rentenbank 2.00% 2021	28,040	28,312
Lithuania (Republic of) 7.375% 2020	15,000	15,351
Lithuania (Republic of) 6.625% 20223	23,244	25,773
Oesterreichische Kontrollbank AG 1.75% 2020	17,435	17,425
Poland (Republic of) 3.00% 2023	10,000	10,398
Poland (Republic of) 4.00% 2024	9,215	10,043
Poland (Republic of) 3.25% 2026	945	1,015
Portuguese Republic 5.125% 2024	36,500	41,883
Qatar (State of) 3.875% 20233	23,475	25,028
Qatar (State of) 3.375% 20243	19,856	21,037
Quebec (Province of) 2.375% 2022	18,999	19,336
Saudi Arabia (Kingdom of) 2.875% 20233	11,645	12,006
Saudi Arabia (Kingdom of) 2.875% 2023	9,800	10,103
Saudi Arabia (Kingdom of) 4.00% 2025	9,800	10,707
Saudi Arabia (Kingdom of) 4.00% 20253	4,320	4,720
Saudi Arabia (Kingdom of) 3.625% 20283	9,800	10,641
Sweden (Kingdom of) 1.25% 20213	40,000	39,749
Sweden (Kingdom of) 2.375% 20233	12,135	12,478
Swedish Export Credit Corp. 1.75% 2020	11,000	10,983
		836,336
Total bonds, notes & other debt instruments (cost: $18,928,309,000)		19,484,721
Preferred securities 0.01% Financials 0.01%	Shares
CoBank, ACB, Class E, noncumulative, preferred shares3	4,000	2,730
Total preferred securities (cost: $3,985,000)		2,730
Short-term securities 6.11% Money market investments 6.11%
Capital Group Central Cash Fund 2.16%11	12,614,911	1,261,365
Total short-term securities (cost: $1,261,393,000)		1,261,365
Total investment securities 100.42% (cost: $20,193,687,000)		20,748,816
Other assets less liabilities (0.42)%		(86,143)
Net assets 100.00%		$20,662,673

Intermediate Bond Fund of America — Page 16 of 19

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount12 (000)	Value at 8/31/201913 (000)	Unrealized appreciation (depreciation) at 8/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	26,826	January 2020	$5,365,200	$5,797,560	$2,814
5 Year U.S. Treasury Note Futures	Long	38,129	January 2020	3,812,900	4,574,586	9,641
10 Year U.S. Treasury Note Futures	Long	1,292	December 2019	129,200	170,181	(149)
10 Year Ultra U.S. Treasury Note Futures	Short	7,030	December 2019	(703,000)	(1,015,396)	(2,402)
30 Year Ultra U.S. Treasury Bond Futures	Short	1,777	December 2019	(177,700)	(350,846)	(840)
						$9,064

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2019 (000)
3-month USD-LIBOR	2.806%	8/29/2020	$76,300	$(765)	$—	$(765)
2.3755%	U.S. EFFR	2/6/2021	456,000	6,467	—	6,467
2.37%	U.S. EFFR	3/8/2021	152,000	2,309	—	2,309
3-month USD-LIBOR	2.357%	3/28/2021	48,000	(557)	—	(557)
3-month USD-LIBOR	2.317%	3/29/2021	24,000	(264)	—	(264)
3-month USD-LIBOR	2.348%	4/1/2021	929,000	(10,695)	—	(10,695)
2.197%	U.S. EFFR	4/15/2021	624,000	8,706	—	8,706
3-month USD-LIBOR	2.474%	4/24/2021	212,000	(3,028)	—	(3,028)
1.7775%	3-month USD-LIBOR	6/21/2021	154,000	606	—	606
3-month USD-LIBOR	2.2255%	3/29/2022	22,000	(439)	—	(439)
3-month USD-LIBOR	2.362%	4/11/2022	19,000	(450)	—	(450)
3-month USD-LIBOR	2.8755%	7/3/2023	498,644	(28,335)	—	(28,335)
U.S. EFFR	2.508%	7/3/2023	660,645	(35,693)	—	(35,693)
2.21875%	U.S. EFFR	3/14/2024	190,000	9,764	—	9,764
3-month USD-LIBOR	2.32658%	5/2/2024	460,700	(20,748)	—	(20,748)
3-month USD-LIBOR	1.93%	6/12/2024	59,200	(1,652)	—	(1,652)
3-month USD-LIBOR	2.37625%	3/28/2029	25,000	(2,247)	—	(2,247)
3-month USD-LIBOR	1.9675%	6/21/2029	33,000	(1,767)	—	(1,767)
3-month USD-LIBOR	2.482%	7/3/2037	35,000	(5,429)	—	(5,429)
3-month USD-LIBOR	2.556%	11/3/2037	38,000	(6,424)	—	(6,424)
3-month USD-LIBOR	3.238%	8/8/2044	15,000	(5,415)	—	(5,415)
3-month USD-LIBOR	2.7045%	1/2/2045	41,000	(10,246)	—	(10,246)
3-month USD-LIBOR	2.454%	1/15/2045	24,000	(4,699)	—	(4,699)
3-month USD-LIBOR	2.58245%	11/5/2045	120,000	(27,496)	—	(27,496)
3-month USD-LIBOR	2.6485%	11/16/2045	13,050	(3,188)	—	(3,188)
3-month USD-LIBOR	2.52822%	11/23/2045	17,800	(3,874)	—	(3,874)
3-month USD-LIBOR	2.59125%	12/16/2045	36,000	(8,355)	—	(8,355)
U.S. EFFR	2.166%	10/23/2047	20,000	(4,157)	—	(4,157)
U.S. EFFR	2.172%	11/8/2047	50,000	(10,475)	—	(10,475)
U.S. EFFR	2.145%	11/9/2047	61,400	(12,468)	—	(12,468)
U.S. EFFR	2.155%	11/10/2047	34,550	(7,099)	—	(7,099)
U.S. EFFR	2.153%	11/10/2047	61,500	(12,606)	—	(12,606)
U.S. EFFR	2.17%	11/13/2047	62,550	(13,077)	—	(13,077)
U.S. EFFR	2.5635%	2/12/2048	105,651	(32,247)	—	(32,247)
2.98%	3-month USD-LIBOR	3/15/2048	6,500	2,214	—	2,214

Intermediate Bond Fund of America — Page 17 of 19

Swap contracts  (continued)

Interest rate swaps  (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2019 (000)
2.9625%	3-month USD-LIBOR	3/15/2048	$6,500	$2,186	$—	$2,186
U.S. EFFR	2.4615%	3/15/2048	6,500	(1,829)	—	(1,829)
U.S. EFFR	2.485%	3/15/2048	6,500	(1,866)	—	(1,866)
2.917%	3-month USD-LIBOR	3/16/2048	13,000	4,231	—	4,231
U.S. EFFR	2.425%	3/16/2048	13,000	(3,543)	—	(3,543)
U.S. EFFR	2.42875%	4/18/2048	32,000	(8,775)	—	(8,775)
					$—	$(253,425)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 8/31/2019 (000)	Upfront payments (000)	Unrealized depreciation at 8/31/2019 (000)
CDX.NA.IG.32	1.00%/Quarterly	6/20/2024	$825,000	$(17,439)	$(14,644)	$(2,795)

1	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $186,674,000, which represented .90% of the net assets of the fund.
2	Index-linked bond whose principal amount moves with a government price index.
3	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,146,006,000, which represented 15.23% of the net assets of the fund.
4	Step bond; coupon rate may change at a later date.
5	Coupon rate may change periodically.
6	Scheduled interest and/or principal payment was not received.
7	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
8	Amount less than one thousand.
9	Purchased on a TBA basis.
10	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $7,899,000, which represented .04% of the net assets of the fund.
11	Rate represents the seven-day yield at 8/31/2019.
12	Notional amount is calculated based on the number of contracts and notional contract size.
13	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
CLO = Collateralized Loan Obligations
EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
SOFR = Secured Overnight Financing Rate
TBA = To-be-announced
USD/$ = U.S. dollars

Intermediate Bond Fund of America — Page 18 of 19

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2019 Capital Group. All rights reserved.

MFGEFPX-023-1019O-S73098	Intermediate Bond Fund of America — Page 19 of 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of Intermediate Bond Fund of America (the “Fund”), as of August 31, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

October 15, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMEDIATE BOND FUND OF AMERICA

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: October 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: October 31, 2019

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 31, 2019